                                                                                                  1933 Act Registration No. 33-82054
                                                                                                  1940 Act Registration No. 811-8660

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549

                                                              FORM N-4

                                                  REGISTRATION STATEMENT UNDER THE
                                                       SECURITIES ACT OF 1933

                                                    Pre-Effective Amendment No.

                                                  Post-Effective Amendment No. 11

                                                               and/or

                                                  REGISTRATION STATEMENT UNDER THE
                                                   INVESTMENT COMPANY ACT OF 1940

                                                          Amendment No. 12

                                                   AAL VARIABLE ANNUITY ACCOUNT I
                                         (Exact name of registrant as specified in charter)

                                                  Thrivent Financial for Lutherans
                                                        (Name of Depositor)
                                                      625 FOURTH AVENUE SOUTH
                                                    MINNEAPOLIS, MINNESOTA 55415
                                         (Address of Principal Executive Offices)(Zip Code)

                                 Registrant's Telephone Number, including Area Code: (612) 340-7005

                                                        John C. Bjork, ESQ.
                                                  Thrivent Financial for Lutherans
                                                      625 FOURTH AVENUE SOUTH
                                                    MINNEAPOLIS, MINNESOTA 55415
                                              (Name and Address of Agent for Service)

                                           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                             As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:
        _____ immediately upon filing pursuant to paragraph (b):

          X   on April 30, 2003 pursuant to paragraph (b)

        _____ 60 days after filing pursuant to paragraph (a)(1)

        _____ on (date) pursuant to paragraph (a)(1)

        _____ 75 days after filing pursuant to paragraph (a)(2)

        _____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                TITLE OF SECURITIES BEING REGISTERED
Interest in a separate account under flexible premium deferred variable annuity contracts.

                        AAL VARIABLE ANNUITY ACCOUNT I
                                  PROSPECTUS
                                      FOR
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                  ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

                  Service Center:           Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001   Minneapolis, MN 55415-1665
              Telephone: 800-THRIVENT    Telephone: 800-THRIVENT
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This Prospectus describes the flexible premium deferred variable annuity contract (the "Contract") offered by Thrivent Financial for Lutherans
("Thrivent Financial," "we," "us" or "our"), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership.

We allocate net premiums based on the Annuitant's designation to one or more
Subaccounts of AAL Variable Annuity Account I (the "Variable Account"), and/or
to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate).
The assets of each Subaccount will be invested solely in a corresponding
Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc.
(each a "Fund", and collectively the "Funds"), which are diversified open-end management investment companies (commonly known as a "mutual funds"). We provide the overall investment management for each of the Portfolios of the
Funds, although some of the Portfolios are managed by an investment subadviser.
The accompanying Prospectuses for the Funds describe the investment objectives and attendant risks of the following Portfolios of the Funds:

               AAL Variable Product       LB Series Fund, Inc.:
                Series Fund, Inc.:
             Technology Stock Portfolio  Small Cap Growth Portfolio
             Small Cap Stock Portfoliot   (subadvised by Franklin
                                              Advisers, Inc.)
             Small Cap Index Portfolio     Opportunity Growth
                                                Portfolio
             Small Cap Value Portfolio    Mid Cap Select Growth
              Mid Cap Stock Portfolio           Portfolio
                                             (subadvised by
                                         Massachusetts Financial
                                            Services Company)
              Mid Cap Index Portfolio   Mid Cap Growth Portfolio
              International Portfolio    World Growth Portfolio
              (subadvised by Oechsle     (subadvised by T. Rowe
              International Advisors,   Price International, Inc.)
                       LLC)
             Capital Growth Portfolio       All Cap Portfolio
                Large Company Index      (subadvised by Fidelity
                     Portfolio            Management & Research
                                                Company)
              Real Estate Securities        Growth Portfolio
                     Portfolio          Investors Growth Portfolio
                Balanced Portfolio
             High Yield Bond Portfolio       (subadvised by
                                         Massachusetts Financial
                                            Services Company)
              (subadvised by Pacific     Growth Stock Portfolio
               Investment Management
                   Company LLC)
               Bond Index Portfolio      (subadvised by T. Rowe
                                         Price Associates, Inc.)
                Mortgage Securities          Value Portfolio
                     Portfolio
                                          High Yield Portfolio
                                            Income Portfolio
                                          Limited Maturity Bond
                                                Portfolio
                                         Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information ("SAI") dated April 30,
2003. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the
Securities and Exchange Commission maintains a Web site (http://www.sec.gov)
that contains the SAI. The Table of Contents for the SAI may be found on Page
36 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectuses of AAL Variable Product Series Fund, Inc. and LB Series
Fund, Inc.

                The date of this Prospectus is April 30, 2003.

                                            Page

FEE AND EXPENSE TABLES........................  4
SUMMARY

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT
  Thrivent Financial..........................  8
  The Variable Account........................  8
INVESTMENT OPTIONS
  Variable Investment Options and the
  Subaccounts.................................  9
  Investment Management....................... 12
  Addition, Deletion, Combination, or
  Substitution of Investments................. 13
  Fixed Account............................... 13
THE CONTRACT
  Application and Purchase.................... 14
  Crediting and Allocating Your Premium

  Contracts Issued in Connection with
  Qualified Plans............................. 18
ACCUMULATION PHASE

  Transfers among Subaccounts and/or the

  Surrenders and Withdrawals Before the
  Annuity Commencement Date................... 21
  Automatic Payout Option..................... 22
  Death of an Owner and/or Annuitant Before
  the Annuity Commencement Date............... 22
ANNUITY PHASE
  Annuity Commencement Date................... 24
  Annuity Payments............................ 24
  Withdrawals and Surrenders during the
  Annuity Phase............................... 26
  Death of Owner/Payee after the Annuity
  Commencement Date........................... 26
CONTRACT FEES AND CHARGES
  Sales Charge................................ 27
  Withdrawal or Surrender Charges............. 27
  Transfer Charge............................. 27
  10% Free Withdrawal......................... 27
  Waiver of Withdrawal and Surrender Charges.. 27

GENERAL INFORMATION ABOUT THE CONTRACTS

FEDERAL TAX MATTERS

STATEMENT OF ADDITIONAL INFORMATION
  Table of Contents........................... 36
  Order Form.................................. 36
APPENDIX A - DEFINITIONS
APPENDIX B - CONDENSED FINANCIAL INFORMATION

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)          0%
Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered)  7%/1/
Transfer Fee                                                               $10/2/

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses

Annual Contract Fee                                                        $25/3/
Annual Subaccount Expenses
(as a percentage of average daily Accumulated Value or Annuity Unit Value)

                    Mortality and Expense Risk Charge                      1.25%
                    Total Subaccount Annual Expenses                       1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the
Contract. More detail concerning the fees and expenses of the Portfolios of the
Funds is contained in the prospectus for each Fund.

Total Annual Portfolio Operating Expenses/4/                    Minimum Maximum
(expenses that are deducted from the Portfolio assets,
  including management fees and other expenses)                  0.35%   1.55%

FEE AND EXPENSE TABLES

Example
This Example is intended to help you compare the cost of investing in the
Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5%
return each year and assumes the maximum fees and expenses of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

o If you surrender or annuitize your Contract at the end of the applicable time period:

       1 Year                 3 Years                 5 Years                 10 Years
       ------                  -------                 -------                --------
Minimum      Maximum     Minimum     Maximum     Minimum     Maximum     Minimum     Maximum
-------      -------     -------     -------     -------     -------     -------     -------
  $815        $876       $1,004      $1,193      $1,192      $1,516      $1,905      $2,590

o If you do not surrender your Contract:

       1 Year                 3 Years                 5 Years                 10 Years
       ------                  -------                 -------                --------
Minimum      Maximum     Minimum     Maximum     Minimum     Maximum     Minimum     Maximum
-------      -------     -------     -------     -------     -------     -------     -------
  $163        $229        $506        $705        $873       $1,207      $1,905      $2,590

/1/In each Contract Year, you may surrender without a surrender charge up to
   10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the
   "Excess Amount") will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven
   Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in "Waiver of Withdrawal and Surrender Charges."

/2/You are allowed 12 free transfers per Contract Year. Subsequent transfers
   (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

/3/If your net premiums in the Contract exceed $1,500, we will waive the
   Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

/4/Certain expenses were voluntarily reimbursed or waived during 2002. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.00%. The reimbursements and waivers may be discontinued at any time.

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this
Prospectus.

The Contract
The Contract along with any riders, endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. See
"The Entire Contract."

We issue flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through one of our financial associates who is also a registered representative of Thrivent
Investment Management Inc. ("Thrivent Investment Mgt."). We only offer the
Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.

The minimum acceptable initial premium is $600 on an annualized basis. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Certain
of the investment options may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the
Fixed Account will accumulate at an effective annual interest rate of at least
3 1/2%.

Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset
Rebalancing Programs. See "The Accumulation Phase - Dollar Cost Averaging" and
"The Accumulation Phase - Asset Rebalancing."

Free Look Period. You have the right to return the Contract within 10 days after you receive it. (Some states require a longer free look period).

Surrenders. If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers. You may request the transfer of all or a part of your Contract's
Accumulated Value to or from other Subaccounts or the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single
Subaccount.

Death Benefits. The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments
We determine the Annuity Commencement Date based on the Annuitant's age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Federal Tax Status
Generally, there should be no federal income tax payable on increases in
Accumulated Value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise.
There may be tax penalties if you take a distribution before reaching age
59 1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:
o  If received under a payment option, they are taxed in the same manner as annuity payments.
o  If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information
Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix B.

Performance Information
From time to time, the Variable Account may advertise certain performance information for the Subaccounts. This information reflects the performance of a hypothetical investment in a particular Subaccount during a specified time period. We show actual performance from the date the Subaccount began investing in its underlying Portfolio. We also may show hypothetical performance from the commencement date of a Portfolio as if the Subaccount had invested in that
Portfolio at that time. This information may include "average annual total return." The Bond Index Subaccount, the Balanced Subaccount, the High Yield
Bond Subaccount, and the High Yield Subaccount may also advertise "yield." The
Money Market Subaccount may advertise "yield" and "effective yield." Advertised yields and total returns include all expenses attributable to the Contract and may be shown with or without surrender charges. Surrender charges reduce the performance results.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a Subaccount's performance appears in the Statement of Additional
Information.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a Subaccount and any realized or unrealized gains or losses of the underlying investments in the Subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market
Subaccount), expressed as a percentage of the value of the Subaccount's accumulation units. Yield is an annualized figure, which means that we assume that the Subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial
We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with
Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We issue the Contracts. We are subject to regulation by the Office of the
Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business.
We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this
Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account
The Variable Account is a separate account of ours, which was established in
1994. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").
This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable
Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the
Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the
Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the
Contract's Accumulated Value to one or more of the Subaccounts of the Variable
Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding Portfolios of the Funds are:

           Subaccount                 Corresponding Portfolio
           ----------                 -----------------------
Technology Stock Subaccount       Technology Stock Portfolio
Small Cap Growth Subaccount       Small Cap Growth Portfolio
Opportunity Growth Subaccount     Opportunity Growth Portfolio
Small Cap Stock Subaccount        Small Cap Stock Portfolio
Small Cap Index Subaccount        Small Cap Index Portfolio
Small Cap Value Subaccount        Small Cap Value Portfolio
Mid Cap Select Growth Subaccount  Mid Cap Select Growth Portfolio
Mid Cap Growth Subaccount         Mid Cap Growth Portfolio
Mid Cap Stock Subaccount          Mid Cap Stock Portfolio
Mid Cap Index Subaccount          Mid Cap Index Portfolio
International Subaccount          International Portfolio
World Growth Subaccount           World Growth Portfolio
All Cap Subaccount                All Cap Portfolio
Growth Subaccount                 Growth Portfolio
Investors Growth Subaccount       Investors Growth Portfolio
Growth Stock Subaccount           Growth Stock Portfolio
Capital Growth Subaccount         Capital Growth Portfolio
Value Subaccount                  Value Portfolio
Large Company Index Subaccount    Large Company Index Portfolio
Real Estate Securities Subaccount Real Estate Securities Portfolio
Balanced Subaccount               Balanced Portfolio
High Yield Subaccount             High Yield Portfolio
High Yield Bond Subaccount        High Yield Bond Portfolio
Income Subaccount                 Income Portfolio
Bond Index Subaccount             Bond Index Portfolio
Limited Maturity Bond Subaccount  Limited Maturity Bond Portfolio
Mortgage Securities Subaccount    Mortgage Securities Portfolio
Money Market Subaccount           Money Market Portfolio

Each of the Portfolios of AAL Variable Products Series Fund, Inc. and LB Series
Fund, Inc. has an investment objective as described below:

Technology Stock Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization.

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Small Cap Value Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Mid Cap Select Growth Portfolio. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

International Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of established, non-U.S. companies.

All Cap Portfolio. Seeks long-term growth of capital.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Investors Growth Portfolio. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Capital Growth Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Value Portfolio. To achieve long-term growth of capital.

Large Company Index Portfolio. To strive for investment results that approximate the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Index and Bond Index
Portfolios.

High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also consider growth of capital as a secondary objective.

High Yield Bond Portfolio. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

*"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "500", "Standard &
 Poor's SmallCap 600 Index", "S&P SmallCap 600 Index", "Standard & Poor's
 MidCap 400 Index" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill
 Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard &
 Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of AAL Variable
 Product Series Fund, Inc. which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

We cannot assure that the Portfolios of the Funds will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Funds' various Portfolios. A full description of the Funds and their investment objectives, policies and restrictions, expenses, risks associated with investing in the Funds' Portfolios and other aspects of the Funds' operations is contained in the accompanying prospectuses for the Funds, which should be carefully read in conjunction with this
Prospectus.

Shares of the Funds are sold to other  insurance  company  separate  accounts of ours and of our wholly owned subsidiary, Lutheran Brotherhood Variable Insurance
Products Company ("LBVIP"),  and to retirement plans that we sponsor.  The Funds may, in the future, create new Portfolios.  It is conceivable that in the future it may be  disadvantageous  for both  variable  annuity  separate  accounts  and variable  life  insurance  separate  accounts  and for  LBVIP  and us to  invest simultaneously in the Funds,  although we do not foresee any such  disadvantages to either  variable  annuity or variable life  insurance  contract  owners.  The
Funds'  management  intends to monitor  events in order to identify any material conflicts  between such Contract  Owners and to determine  what action,  if any, should be taken in response. Material conflicts could result from, for example:

o  Changes in state insurance laws; or
o  Changes in Federal income tax law; or
o  Changes in the investment management of either Fund; or
o  Differences in voting instructions between those given by the Contract
   Owners from the different separate accounts.

If we believe the response of one or both Funds to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Funds' shares by one or more of the separate accounts, which could have adverse consequences.

The Funds are registered with the SEC under the 1940 Act as open-end management investment companies (commonly called "mutual funds"). These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds.

The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of either Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management
We act as investment adviser for the Portfolios of the Funds, and we are a registered investment adviser under the Investment Advisers Act of 1940. AAL
Variable Product Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Oechsle International Advisors, LLC serves as subadviser for the
   International Portfolio.
o  Pacific Investment Management Company LLC serves as subadviser for the High
   Yield Bond Portfolio.

AAL Variable Product Series Fund, Inc. and Thrivent Financial pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

LB Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

o  Franklin Advisers, Inc. serves as subadviser for the Small Cap Growth
   Portfolio.
o  Massachusetts Financial Services Company serves as subadviser for the Mid
   Cap Select Growth Portfolio and the Investors Select Growth Portfolio.
o  T. Rowe Price International, Inc., serves as subadviser for the World Growth
   Portfolio.
o  Fidelity Management & Research Company serves as subadviser for the All Cap
   Portfolio. FMR Co., Inc. serves as the Portfolio's sub-subadviser.
o  T. Rowe Price Associates, Inc. serves as subadviser for the Growth Stock
   Portfolio.

LB Series Fund, Inc. and Thrivent Financial pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable
Account or that the Variable Account may purchase. If Portfolio shares of the
Funds are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a
Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable
Account, each of which would invest in shares corresponding to a new Portfolio of the Funds or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more
Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the
Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account
You may allocate the premiums paid under the Contract and transfers from the
Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed
Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3 1/2% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed
Account have not been registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly neither the Fixed
Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to
Fixed Account values.

THE CONTRACT

Application and Purchase
The Contract is an individual flexible premium deferred variable annuity. It provides a vehicle to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Contract to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

o  a nonqualified annuity;
o  an annuity for a Savings Incentive Match Plan for Employees (SIMPLE-IRA);
o  an annuity for a qualified Pension or Profit-Sharing plan;
o  a Roth Individual Retirement Annuity (Roth IRA);
o  a Traditional Individual Retirement Annuity (Traditional IRA);
o  a Tax-Sheltered Annuity (TSA); or
o  an annuity for a Simplified Employee Pension Plan (SEP-IRA);

We do not issue joint Contracts (joint Annuitants) or group Contracts. However, we may issue a Contract with a single Annuitant that is jointly owned.

You must give us or arrange to have sent to us a single premium payment of at least $600 along with your application. However, if you choose to receive contribution notices, the minimum initial premium we allow is $100. The minimum amount we will accept for subsequent premiums to any one Subaccount is $50.
Premium payments over $1,000,000 require our prior approval. If you choose to receive contribution notices, we will send them according to the amount, allocation and interval you choose. You can change the amount, allocation and interval at any time by submitting a request to our Service Center.

There are certain circumstances in which you would not have to provide an initial premium to establish your Contract. These circumstances include, but are not limited to, establishing your Contract through:

o  a tax sheltered annuity (TSA);
o  a Simplified Employee Pension Plan (SEP);
o  a Savings Incentive Match Plan for Employees (SIMPLE);
o  a Qualified Plan (Money Purchase or Profit Sharing Plan);
o  a Member Convenience Account (MCA); and
o  a Government Allotment.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have made no premium payment for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable surrender charges. We will send you a notice at least 30 days before termination.

Certain provisions of the Contract may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payments
You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100%
of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your initial premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.

If your  application  is in good  order,  we will  allocate  the premium to your chosen  Subaccount(s)  and/or Fixed Account (or, in certain states, to the Money
Market  Subaccount  as  discussed  below)  within  two  days of  receipt  of the completed  application and premium at our Service  Center.  If we determine that the  application  is  not in  good  order,  we  will  attempt  to  complete  the application within five business days. If the application is not complete at the end of this period,  we will inform you of the reason for the delay and that the initial premium will be returned  immediately unless you specifically consent to our keeping the initial premium until the application is complete.  If, after 15 days,  the  application  still is not complete,  we will return your premium and application to you.

You should send subsequent premiums to our Service Center. For subsequent premiums, we will allocate premiums among the Subaccounts and/or the Fixed
Account in the same proportion as your initial premium on the day we receive it, unless you indicate otherwise. For the Variable Account, we use the accumulation unit value computed at the end of that Valuation Period.

You may make regularly scheduled premiums through an automatic deduction from your savings or checking account to the Subaccount(s) or Fixed Account you select. This can be done through our member convenience account and you may set it up at the time of your application. When you set this up, you may select the day of the month that you want the money withdrawn from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will allocate the premium as of the closest preceding Valuation
Date. See the section below on Member Convenience Account for more information.

You may change your allocation for future premiums at any time by submitting a request to our Service Center. Subsequent to your change request, we will allocate your premiums according to your most recent instructions. Once each day that we are open for business, we determine the net asset value (NAV) per share of the underlying portfolios at the close of regular trading on the New
York Stock Exchange (NYSE), currently 4:00 p.m. Eastern Time. We also determine the accumulation unit value (AUV) of each Subaccount at the end of each business day also at 4:00 p.m. Eastern Time.

The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day,
Martin Luther King Day, President's Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that we are not open for business.

Free Look Period
Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a written request to your Thrivent Financial representative or to our
Service Center. Upon cancellation, the Contract will be void as of the Issue
Date and you will be entitled to receive an amount equal to the Contract's
Accumulated Value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA and you decide to cancel it within seven days from the receipt of your IRA disclosure we will refund your premium less any payments made.

Certain  states require a full refund of premiums paid if a Contract is returned during  the free  look  period.  In these  situations  we  reserve  the right to allocate all premiums to the Money Market  Subaccount until the free look period expires  plus an  additional  five-day  period to allow for your  receipt of the
Contract by mail. After this period,  we will allocate the Accumulated  Value of your  Contract to the  Subaccount(s)  and/or  Fixed  Account  according  to your original  instructions.  In all such  states,  we will  refund  the  greater  of premiums paid or the Accumulated Value.

Owners, Payees and Annuitants
You, as owner, are typically the recipient of any distributions under the
Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed
Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant's lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant's life to determine the
Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts
We issue adult Contracts to applicants age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed
Annuitant is younger than age 16 but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract, unless ownership is transferred. While the Annuitant is alive and before the Annuity Commencement Date, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the
Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the
Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first
Contract Anniversary following the earlier of: the Annuitant's 21st birthday;
or the Annuitant's 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant's 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws.
If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract
Anniversary on or following the juvenile's 16th birthday.

Beneficiaries  You may name  one or more  beneficiaries  to  receive  the  death proceeds  payable under the Contract.  If no  beneficiary  has been named or the beneficiary  does not survive the Annuitant,  the death proceeds will be paid to you, if living,  otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries.  You may designate beneficiaries as either first, second or third class.  Unless otherwise  specified,  we will distribute death proceeds in the following order to beneficiaries:

o  equally to the beneficiaries in the first class. If none are living, then;
o  equally to the beneficiaries in the second class. If none are living, then;
o  equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request, in good order, to our Service Center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your written request at our Service Center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the Annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignments of Ownership
You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with
Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a
Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment.
Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners
If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service
Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner's death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner's life (or over a period not exceeding the successor owner's life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Contracts Issued in Connection with Qualified Plans
If the Contract is used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract.
Premiums increase the Accumulated Value. In addition, the performance of the
Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract's value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract.
Accumulation phase distributions are taxed differently than annuity payments.
For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation
During the accumulation phase, we refer to your Contract's value as the
Accumulated Value. The Accumulated Value is the total of:

o  the Fixed Account value; and
o  the Variable Account value (the total of all your subaccounts).

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation
You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3 1/2%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3 1/2% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the
Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account.
Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation
We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the accumulation unit value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date.
Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount's performance, the Subaccount's value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

At the end of each Valuation Period, the Accumulation Unit Value for a
Subaccount is equal to (1) multiplied by (2) where:

(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior
    Valuation Period.

(2) Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation
Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1) Is the sum of:

   (a) The net asset value per share of the corresponding Portfolio of the
       Subaccount at the end of the Valuation Period; plus

   (b) The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the Valuation
       Period; plus or minus

   (c) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2) Is the net asset value per share of the corresponding Portfolio of the
    Subaccount at the end of the prior Valuation Period.

(3) Is the mortality and expense risk charge we deduct for each day in the
    Valuation Period and is based upon the total accumulated value in the
    Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Dollar Cost Averaging
You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Money Market Subaccount to any or all of the other
Subaccounts. You may use dollar cost averaging until the amount in the Money
Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account
Except for certain restrictions mentioned below, you may transfer your
Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00
p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

o  You must transfer out at least $500 or, if less, the total value of the
   Subaccount or Fixed Account from which you are making the transfer.
o  You must transfer in a minimum amount of $50 to any Subaccount or to the
   Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each
Contract year. After that, we will charge you $10 for each subsequent transfer.
We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer.

You may make only one transfer from the Fixed Account in each Contract year.
The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

We did not  design  the  Contract's  transfer  privilege  to  give  you a way to speculate on short-term  market movements.  To prevent excessive  transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt  procedures to limit  excessive  transfer  activity.  For example,  we may impose conditions and limits on, or refuse to accept,  transfer requests that we receive  from third  parties.  Third  parties  include  investment  advisers  or registered  representatives  acting under  power(s) of attorney from one or more
Contract owners. In addition, the Funds may restrict or refuse transactions as a result  of  certain  market  timing  activities.  You  should  read  the  Funds'
prospectuses for more details.

Asset Rebalancing
You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select. Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change
it. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone Transactions
You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction
Authorization Form. Telephone transfers are available when you complete the
Telephone Transaction Authorization Form. If you elect to complete the
Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or instruction, processed after you have completed the
Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions

Surrenders  and  Withdrawals  Before  the  Annuity  Commencement  Date  You  may
surrender or withdraw from your Accumulated Value during the accumulation  phase if the  Annuitant  is alive.  To take a  withdrawal  you make a  request  to our
Service  Center.  If you  make a  telephone  request  for a  withdrawal,  we are required to withhold for federal  income taxes  (generally  10%).  To completely surrender  your  Contract and receive your Cash  Surrender  Value or for partial withdrawals,  you must submit a signed Thrivent Financial  surrender form to our
Service  Center.  The  surrender or  withdrawal  will not be processed  until we receive your surrender  request at our Service  Center,  in good order.  You may obtain a form by contacting your Thrivent  Financial  representative  or calling our Service Center at (800) 847-4836.  We do not accept  telephone  requests for full surrenders.  We must receive a withdrawal or surrender request by 4:00 p.m.
Eastern Time on a Valuation Date in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated
Value less any applicable withdrawal or surrender charge or any applicable
Contract maintenance charge. Please see Contract Fees and Charges for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining
Accumulated Value to less than $600, we will contact you to determine whether you would like a partial surrender of an amount that would result in remaining
Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we will treat your request as a request for a full surrender.

You may select the source of a withdrawal by specifically indicating the
Subaccount(s) or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account) then we will take the withdrawal on a pro rata basis from each Subaccount and Fixed Account. You may not withdraw less than $25 at one time.

There are restrictions on withdrawals from 403(b) Contracts (also known as Tax
Sheltered Annuities). We may distribute amounts attributable to salary reduction contributions made in years beginning after December 31, 1988, earnings on those contributions and earnings in such years on amounts held as of the last year beginning before January 1, 1989:

o  after you attain age 59 1/2; or
o  after you resign or are terminated from your job; or
o  if you die; or
o  if you become disabled; or
o  in certain cases of hardship (only premiums can be distributed).

Contracts issued in connection with Qualified Plans under section 401 of the
Code may also restrict certain distributions. See your plan document for more information.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract
less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59 1/2. See Federal Tax Matters for more details.

Automatic Payout Option
The automatic payout option is a series of partial withdrawals from your
Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Contract Fees and
Charges. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date
Upon the Annuitant's  death (even if the Annuitant is not an owner), we will pay the death proceeds to your  beneficiary.  If your spouse is the sole beneficiary and the Contract was not issued in connection with a Qualified Plan, your spouse may elect to continue the Contract as the new owner and Annuitant.

If you are an owner, but not the Annuitant, upon your death we will pay the
Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the
Accumulated Value.) If your spouse is the successor owner, your spouse will automatically continue as the owner upon your death.

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):

o  within five years of your death; or
o  if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary's choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change
it.

Before we can process any death proceeds, we must receive at our Service Center:

o  proof that the Annuitant or owner died before the Annuity Commencement Date;
o  a completed claim form; and
o  any other information that we reasonably require to process the claim.

We calculate the death proceeds on the later of the date we receive proof of death or the date on which we receive a written request at our Service Center, in good order, from the beneficiary as to the method of payment they choose.
For Contracts delivered in the state of New York, we calculate death proceeds as of the date of death. The beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds are available. See the section on Annuity Payments below. If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven days after the good order date. Death proceeds are equal to or greater than the minimum value required by law.

If the Annuitant dies before age 80, the amount of the death proceeds as of the good order date is the greater of:

o  the Accumulated Value of the Contract;
o  the sum of all premiums paid less the sum of any withdrawals; or
o  the Minimum Death Proceeds Value which is equal to the highest Accumulated
   Value of the Contract at issue or on any Contract Anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the Annuitant reaches age 79, the Minimum Death Proceeds Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated
Value of the Contract as of the good order date, which ever is greater.

The Minimum Death Proceeds Value is a guaranteed amount in death proceeds, regardless of the current investment performance of your Contract.

ANNUITY PHASE

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your
Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date
The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement
Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the
Contract is nonqualified, Annuitant's age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant's age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age.
For either qualified or nonqualified Contracts, if the Annuitant's age is greater than the earliest maturity age we use, the maturity age and Annuity
Commencement Date will be dependent upon the Annuitant's age at the time we issue the Contract. You may change your Annuity Commencement Date by submitting a written request to our Service Center. The Annuity Commencement Date must be within the Annuitant's life expectancy and is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or
Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue Contracts to individuals who exceed a certain age. In any case, we will issue Contracts in accordance with the requirements of your state. The maximum maturity age is 90 on a Contract we deliver in the state of New York. As a result, we will not issue a Contract in New York if you are age 80 or older.

Annuity payments begin on the Annuity Commencement Date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments
If you select an annuity payment option, we will transfer your Cash Surrender
Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity
Proceeds. Your Annuity Proceeds will not vary with the performance of the
Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as option 4 or option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under
Withdrawal or Surrender Charges.

The following annuity payment options are generally available under the
Contract:

o  Option 1--Interest. You leave the Annuity Proceeds with us to earn interest.
   You may elect to   receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the
   Annuity Proceeds and the interest earned by submitting a request to our
   Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

o  Option 2--Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than
   13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

o  Option 3--Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the "Guaranteed Payment Period." At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances.
   The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

o  Option 4--Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee's named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

o  Option 5--Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of both payees.
   Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees' beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service
Center.

If you do not select an annuity payment option before your Annuity Commencement
Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your  Annuity  Commencement  Date,  you may elect to receive a single sum rather  than  payments  under the annuity  payment  option by  surrendering  the
Contract.  We will deduct a surrender charge from the Accumulated  Value of your
Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25
($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity
Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee's age and sex on the Annuity
Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity
Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase
Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If your Contract is revocable, you can:

o  change the duration of the guaranteed payment period (to a shorter period);
o  receive withdrawals; and
o  surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date
If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity
Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death.

CONTRACT FEES AND CHARGES

Sales Charge
There is no sales charge deducted from your premium payments.

Withdrawal or Surrender Charges
If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the
7th Contract year, we will assess the applicable surrender charge (unless we waive it as described below).

                                  Charge as Percentage
                                    of Excess Amount
                         Contract     Withdrawn or
                           Year      Surrendered/1/

                            1              7%
                            2              6%
                            3              5%
                            4              4%
                            5              3%
                            6              2%
                            7              1%
                            8+             0%

/1/ The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 71/2% of total gross premiums you pay under the Contract.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the
Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge
You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal
In each Contract year, you may make free withdrawals of up to 10% of the
Accumulated Value existing at the time you made the first withdrawal in that
Contract year. A free withdrawal is a withdrawal without a withdrawal charge.
To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated
Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges
We will waive the withdrawal or surrender charge under the following circumstances:

o  If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state's laws. This waiver is not available for
   Contracts delivered in New York.
o  If you begin annuity payments more than three years after the Issue Date and you choose a life income with a guaranteed period (such as option 4 or 5 of the annuity payment options).
o  Upon the death of the Annuitant (or owner for Contracts delivered in New
   York).
o  If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
o  Withdrawal charges will also be waived for Contracts delivered in New York if option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge
During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your
Accumulated Value in proportion to the amounts in your Subaccounts and the
Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge
We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the
Annuity Commencement Date at a time when the death proceeds guaranteed by the
Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable
Contracts that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee's own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3 1/2% using the Commissioner's
1983 Table a "Annuitant Mortality Table."

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the
Variable Account for the mortality and expense risks assumed under the
Contracts.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses
Each portfolio pays charges and expenses out of its assets. The prospectuses for the Funds describe the charges and expenses.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract
The entire contract between you and us consists of:

o  the Contract including any attached riders, endorsements or amendments;
o  the application attached to the Contract; and
o  the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check
If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written
Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency
This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners
At least once each year we will send you a report showing the value of your
Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations
Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the
Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits
The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing
Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries
Inquiries regarding a Contract may be made by writing to us at our Service
Center.

FEDERAL TAX STATUS

Introduction
The ultimate effect of Federal income taxes on a Contract's Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the
Annuitant or the beneficiary depends upon the tax status of such person,
Thrivent Financial, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on our understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. We do not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Variable Account Tax Status
The Internal Revenue Code of 1986, as amended (the "Code") in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the
Code. Because the contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to, the contracts. We are currently exempt from state and local taxes. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General
Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the
Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the
Contract. An assignment of the Contract (other than a gift to the Contract
Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For fixed annuity  payments,  the taxable  portion is generally  determined by a formula which establishes the ratio that the investment in the Contract bears to the expected  return under the  Contract as of the Maturity  Date.  For variable annuity  payments,  the taxable portion is generally  determined by dividing the proportionate  cost basis by the  anticipated  total number of payments  payable under the Contract,  multiplying  that amount by the number of payments  payable that year, and  subtracting  the result from each year's total  payments.  Where annuity  payments are made under certain  Qualified  Plans,  the portion of each payment that is excluded from gross income will  generally be equal to the total amount of any investment in the Contract as of the Maturity Date, divided by the number of anticipated payments,  which are determined by reference to the age of the Annuitant.  The taxable portion is taxed at ordinary  income tax rates.  For certain  types of  Qualified  Plans there may be no  investment  in the Contract within the meaning of Section 72 of the Code. In such event,  the total payments received may be taxable.  Contract Owners,  Annuitants and  Beneficiaries  under such  Contracts  should seek  qualified tax and  financial  advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59
1/2 will result in an additional tax of 10% of the amount of the distribution which is included in gross income. The penalty tax will not apply if the distribution is made as follows:

(1)In connection with death or disability as described in Section 72(q)(2) of the Code;

(2)Under a qualified funding trust (commonly referred to as a structured settlement plan); or

(3)It is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time the payment starts, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10%
penalty tax.

Contracts Held by Other Than Individuals. A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a
Contract will be taxable in the year received or accrued by the Contract Owner.
This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the
Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the
Contract was purchased by an employer with respect to a terminated Qualified
Plan or if the Contract is an immediate annuity.

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount included in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a
Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans
The Contracts are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities do not offer additional tax-deferral benefits, and taxation rules for Qualified Plans take precedence over annuity taxation rules. However, annuities offer other product benefits to investors in Qualified Plans. The tax rules applicable to participants in such
Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Participants under such Qualified Plans as well as Contract
Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

A participant in a Contract purchased as a tax-sheltered annuity ("TSA")
contract and certain other Qualified Plans under Section 403(b) and 401 of the
Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, a participant will not be entitled to exercise the surrender rights described under the heading
"The Contracts - Surrender (Redemption)" unless one of the above-described conditions has been satisfied.

1035 Exchanges
Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by us without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements
The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified". The assets of the Funds are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract.
Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding
The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations
Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a
Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon our understanding of current Federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such
Federal and state tax considerations, a qualified tax adviser should be consulted.

VOTING RIGHTS

To the extent required by law, we will vote the Funds' shares held in the
Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940
Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Funds' shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Funds attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract's Accumulated Value in a
Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract's reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests.
Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all
Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in a
Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota
55415, an indirect subsidiary of ours, acts as the principal underwriter of the
Contracts pursuant to a distribution agreement with us. Commissions and other distribution compensation to be paid to our representatives with respect to the
Contracts will be paid by us and will not result in any charge to Contract
Owners or to the Variable Account in addition to the charges described in this
Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to these actions. In the opinion of its management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the
Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are
contained in the Statement of Additional Information. The Statement of
Additional Information also contains the financial statements of Aid
Association for Lutherans and Lutheran Brotherhood, the two companies which merged to form Thrivent Financial.

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of
Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Calculation of Performance
   Money Market Subaccount
   Other Subaccounts
   Performance Comparisons
   Standard and Poor's Disclaimer
Independent Accountants and Financial Statements
Comment on Financial Statements of Thrivent Financial, Aid
  Association for Lutherans and Lutheran Brotherhood
Financial Statements of the Variable Account
Financial Statements of Thrivent Financial, Aid Association
  for Lutherans and Lutheran Brotherhood

How To Obtain the FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT Statement of
Additional Information

          Send this request form to:

              Thrivent Financial for Lutherans
              4321 North Ballard Road
              Appleton, WI 54919-0001
   -----------------------------------------------------------------------------
          Please send me a copy of the most recent FLEXIBLE PREMIUM DEFERRED
          VARIABLE ANNUITY CONTRACT SAI FOR AAL VARIABLE ANNUITY ACCOUNT I.

-------------- ----------
    (Name)       (Date)

-------------------------
    (Street Address)

------ ------- ----------
(City) (State) (Zip Code)

APPENDIX A--DEFINITIONS

Accumulated Value. The total of the amounts in a Contract's Subaccounts and
Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based.
We cannot change the Annuitant except in instances as described in Death of an
Owner--Payee After the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of the general account of AAL/LB which includes all of
AAL/LB's assets other than those in any separate account of AAL/LB.

Funds. AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc., which are described in the accompanying Prospectuses.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under
Section 401, 403(a), 403(b), 408 or 408A of the Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road,
Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock
Exchange is open for regular trading.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. AAL Variable Annuity Account I, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

APPENDIX B--CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of accumulation unit values and numbers of accumulation units for each of the previous years ending
December 31, for which the relevant Subaccount has been in existence in the period ended December 31, 2002. You should read this information along with the separate account's and Thrivent Financials financial statements and notes which are included in the SAI.

Note that the unit value of each Subaccount of the separate account will not be the same on any given day as the net asset value per share of the underlying portfolio of the Fund in which that Subaccount invests. One reason for this deviation is that each unit value consists of the underlying portfolio's net asset value minus charges to the separate account. In addition, dividends declared by the underlying portfolio are reinvested by the Subaccount in additional shares of that portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the separate account does not change as a result of such distributions.

Technology Stock Subaccount

                                                            2002     2001    2000 1999 1998 1997 1996 1995
                                                          -------- --------  ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $   8.16 $  10.00* N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $   4.70 $   8.16  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  982,725  529,594  N/A  N/A  N/A  N/A  N/A  N/A

Small Cap Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  7.24  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  61,878  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Opportunity Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  7.25  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  40,013  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Small Cap Stock Subaccount

                                                             2002       2001     2000 1999 1998 1997 1996 1995
                                                          ---------- ----------  ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $    10.82 $    10.00* N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $     8.51 $    10.82  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  2,775,303  1,548,793  N/A  N/A  N/A  N/A  N/A  N/A

Small Cap Index Subaccount

                                 2002        2001        2000        1999        1998        1997       1996      1995
                              ----------- ----------- ----------- ----------- ----------- ---------- ---------- --------
Accumulation Unit Value:
Beginning of period.......... $     20.01 $     19.04 $     17.34 $     15.64 $     15.82 $    12.78 $    10.95 $  10.00*
End of period................ $     16.82 $     20.01 $     19.64 $     17.34 $     15.64 $    15.82 $    12.78 $  10.95
Number of Accumulation Units
 Outstanding at end of period  14,881,978  15,537,535  15,509,008  12,901,178  12,646,465  9,660,146  5,003,533  928,755

Mid Cap Select Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  6.82  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  72,572  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Mid Cap Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  7.72  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  59,845  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Mid Cap Stock Subaccount

                                                             2002       2001     2000 1999 1998 1997 1996 1995
                                                          ---------- ----------  ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $     8.93 $    10.00* N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $     7.45 $     8.93  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  3,055,015  1,764,017  N/A  N/A  N/A  N/A  N/A  N/A

Mid Cap Index Subaccount

                                                             2002      2001    2000 1999 1998 1997 1996 1995
                                                          ---------- --------  ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $    10.11 $  10.00* N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $     8.53 $  10.11  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  1,561,441  608,225  N/A  N/A  N/A  N/A  N/A  N/A

International Subaccount

                                                      2002       2001       2000       1999      1998    1997 1996 1995
                                                   ---------- ---------- ---------- ---------- --------  ---- ---- ----
Accumulation Unit Value:
Beginning of period............................... $     9.19 $    12.49 $    15.27 $    10.93 $  10.00* N/A  N/A  N/A
End of period..................................... $     7.35 $     9.19 $    12.49 $    15.27 $  10.93  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of
 period...........................................  5,250,196  4,400,738  4,217,461  1,416,941  405,358  N/A  N/A  N/A

All Cap Subaccount

                                                            2002    2001 2000 1999 1998 1997 1996 1995
                                                          --------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $  10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $   6.54  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  130,412  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  7.86  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  68,400  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Investors Growth Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  7.94  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  41,917  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Growth Stock Subaccount

                                                            2002    2001 2000 1999 1998 1997 1996 1995
                                                          --------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $  10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $   8.22  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  114,820  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Capital Growth Subaccount

                                                             2002       2001     2000 1999 1998 1997 1996 1995
                                                          ---------- ----------  ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $     9.04 $    10.00* N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $     6.92 $     9.04  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  7,731,365  4,651,027  N/A  N/A  N/A  N/A  N/A  N/A

Large Company Index Subaccount

                                 2002        2001        2000        1999        1998        1997        1996       1995
                              ----------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Accumulation Unit Value:
Beginning of period.......... $     21.43 $     24.70 $     27.54 $     23.14 $     18.25 $     13.93 $    11.53 $    10.00*
End of period................ $     16.46 $     21.43 $     24.70 $     27.54 $     23.14 $     18.25 $    13.93 $    11.53
Number of Accumulation Units
 Outstanding at end of period  30,203,045  33,151,014  34,711,029  30,677,434  24,637,221  17,445,874  7,868,532  1,258,237

Balanced Subaccount

                                 2002        2001        2000        1999        1998        1997        1996       1995
                              ----------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Accumulation Unit Value:
Beginning of period.......... $     18.01 $     18.89 $     19.26 $     17.57 $     14.91 $     12.41 $    11.06 $    10.00*
End of period................ $     16.14 $     18.01 $     18.89 $     19.26 $     17.57 $     14.91 $    12.41 $    11.06
Number of Accumulation Units
 Outstanding at end of period  36,447,809  40,444,678  41,710,588  40,066,882  31,007,716  20,544,311  8,992,900  1,364,855

High Yield Subaccount

                                                            2002   2001 2000 1999 1998 1997 1996 1995
                                                          -------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $ 10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  8.90  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  35,851  N/A  N/A  N/A  N/A  N/A  N/A  N/A

High Yield Bond Subaccount

                                                      2002       2001       2000       1999       1998     1997 1996 1995
                                                   ---------- ---------- ---------- ---------- ----------  ---- ---- ----
Accumulation Unit Value:
Beginning of period............................... $     8.81 $     8.79 $     9.04 $     9.58 $    10.00* N/A  N/A  N/A
End of period..................................... $     8.73 $     8.81 $     8.79 $     9.04 $     9.58  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of
 period...........................................  2,226,753  2,031,203  1,896,620  1,713,656  1,044,323  N/A  N/A  N/A

Income Subaccount

                                                            2002    2001 2000 1999 1998 1997 1996 1995
                                                          --------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $  10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  10.33  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  254,565  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Bond Index Subaccount

                                            2002       2001       2000       1999       1998       1997       1996      1995
                                         ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------
Accumulation Unit Value:
Beginning of period..................... $    14.26 $    13.31 $    12.10 $    12.42 $    11.57 $    10.72 $    10.53 $  10.00*
End of period........................... $    15.45 $    14.26 $    13.31 $    12.10 $    12.42 $    11.57 $    10.72 $  10.53
Number of Accumulation Units Outstanding
 at end of period.......................  9,425,931  6,769,804  4,395,393  4,636,639  3,397,426  1,869,057  1,185,965  402,927

Limited Maturity Subaccount

                                                            2002    2001 2000 1999 1998 1997 1996 1995
                                                          --------  ---- ---- ---- ---- ---- ---- ----
Accumulation Unit Value:
Beginning of period...................................... $  10.00* N/A  N/A  N/A  N/A  N/A  N/A  N/A
End of period............................................ $  10.33  N/A  N/A  N/A  N/A  N/A  N/A  N/A
Number of Accumulation Units Outstanding at end of period  462,542  N/A  N/A  N/A  N/A  N/A  N/A  N/A

*The Small Cap Index, Large Company Index, Balanced, Bond Index and Money
 Market Subaccounts commenced operations on; June 15, 1995; the International
 Stock and High Yield Bond Subaccounts commenced operations on March 2, 1998.
 The Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, Mid
 Cap Index, Capital Growth and Equity Income Subaccounts commenced operations on March 2, 2001. The Opportunity Growth, Small Cap Growth, Mid Cap Select
 Growth, Mid Cap Growth, All Cap, Growth, Investors Growth, Growth Stock, High
 Yield, Income and Limited Maturity Bond Subaccounts commenced operations on
 April 30, 2002.

                                                   AAL VARIABLE ANNUITY ACCOUNT I
                                                STATEMENT OF ADDITIONAL INFORMATION

                                                        Dated April 30, 2003

                                                              for the:

                                                INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                                                    VARIABLE ANNUITY CERTIFICATE
                                                            Offered By:

                                                  Thrivent Financial for Lutherans

                     Service Center:                                    Corporate Office:
                     4321 North Ballard Road                            625 Fourth Avenue South
                     Appleton, WI 54919-0001                            Minneapolis, MN 55415-1665
                     Telephone: 800-THRIVENT                            Telephone: 800-THRIVENT
                     E-mail: mail@thrivent.com                          E-mail:  mail@thrivent.com

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus dated
April 30, 2003, for AAL Variable Annuity Account I (the "Variable Account) describing an individual flexible premium deferred variable annuity contract (the "Contract") that Thrivent Financial for Lutherans ("Thrivent Financial") is offering to persons eligible for membership in Thrivent Financial.  Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by
calling 800-THRIVENT  (847-4836), or by accessing the Securities and Exchange Commission's Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

                                         --------------------------------------------------

Introduction

Distribution of the Contracts

Calculation of Performance

  Money Market Subaccount

  Other Subaccounts

  Performance Comparisons

  Standard and Poor's Disclaimer

Independent Accountants and Financial Statements

Comment on Financial Statements of Thrivent Financial, AAL and LB

Financial Statements of Variable Account

Financial Statements of Thrivent Financial, AAL and LB

                                         --------------------------------------------------

                                                            INTRODUCTION

The Contract is issued by Thrivent Financial.  Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin.
Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia.
Thrivent Financial began operating by its current name on or about May 21, 2002.  Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood ("LB") merging with and into Aid Association for Lutherans ("AAL") January 1, 2002.  On December 31, 2002, Thrivent Financial and its affiliates had assets under management of approximately $57.2 billion. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc. (each a "Fund", and collectively the
"Funds"), which are open-end management investment companies (commonly known as "mutual funds"). The prospectuses for the Funds that accompany the Prospectus describes the investment objectives and attendant risks of the following Portfolios of the Funds:

AAL Variable Product Series Fund, Inc.:
Technology Stock Portfolio
Small Cap Stock Portfolio
Small Cap Index Portfolio
Small Cap Value Portfolio
Mid Cap Stock Portfolio
Mid Cap Index Portfolio
International Portfolio (subadvised by Oechsle International Advisors, LLC)
Capital Growth Portfolio
Large Company Index Portfolio
Real Estate Securities Portfolio
Balanced Portfolio
High Yield Bond Portfolio (subadvised by Pacific Investment Management Company)
Bond Index Portfolio
Mortgage Securities Portfolio

LB Series Fund, Inc.:
Small Cap Growth Portfolio (subadvised by Franklin Advisers, Inc.)
Opportunity Growth Portfolio
Mid Cap Select Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Mid Cap Growth Portfolio
World Growth Portfolio (subadvised by T. Rowe Price International, Inc.)
All Cap Portfolio (subadvised by Fidelity Management & Research Company)
Growth Portfolio
Investors Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Growth Stock Portfolio (subadvised by T. Rowe Price Associates, Inc.)
Value Portfolio
High Yield Portfolio
Income Portfolio
Limited Maturity Bond Portfolio
Money Market Portfolio

Additional Subaccounts (together with the related additional Portfolios of the Funds) may be added in the future. The Accumulated
Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the
Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent
Financial.

                                                   DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials
to sell the Contracts.   These representatives are also registered representatives of Thrivent Investment Mgt.  The Contracts are
offered in all states where Thrivent Financial is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus.

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the
Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus.

                                                     CALCULATION OF PERFORMANCE

The Variable Account may, from time to time, advertise information relating to the performance of its Subaccounts.  This information reflects the performance of a hypothetical investment in a particular Subaccount during a specified time period.  We show actual performance from the date the Subaccount began investing in its underlying fund.  We also may show hypothetical performance from the commencement date of a Fund as if the Subaccount had invested in that Fund at that time.  The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Contract Owner.

Money Market Subaccount

Advertisements may show performance information with respect to the yield and effective yield of the Money Market Subaccount for a specified seven-day period.  Such yield quotations will be calculated by determining the Base Period Return according to the following formula:

           ( a - b ) / c

           where

           a is the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Subaccount at the beginning of the period;

           b is a hypothetical charge reflecting deductions from Contract Owner accounts; and

           c is the value of the account at the beginning of the period.

The Base Period Return is then multiplied by 365/7 to determine the yield.

The effective yield will be calculated by compounding the Base Period Return for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result according to the following formula:

           Effective Yield = [ ( Base Period Return + 1 ) ^ 365/7 ] - 1

In determining the net change in the value of the account as described in the preceding paragraph, all deductions that are charged to all Contract Owner accounts will be reflected in proportion to the length of the seven-day base period.  Deductions from purchase payments and surrender charges assessed will not be reflected in, and realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Subaccount and the related portfolio company will be excluded from, the computation of yield. The annualization of a seven-day average yield is not a representation of future actual yield.

There is no performance information for the Money Market Subaccount because it became effective April 25, 2003.

Other Subaccounts

30-Day Yield.  We may also advertise yield quotations by Subaccounts other than the Money Market Subaccount. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula:

           Yield = 2 [ ( a - b + 1 ) ^ 6 - 1 ]
                         -----
                          cd

a = Net dividend and interest earned during the period by the Portfolio attributable to the Subaccount;
b = Expenses accrued for the period (net of reimbursements);
c = The average daily number of Accumulation Units outstanding during the period; and
d = The Accumulation Unit Value per unit on the last day of the period.

For fees that vary with the size of the Contract, a Contract size equal to the mean (or median) contract size has been assumed.

The annualized current yields for the 30-day base period ended December 31, 2002 were as follows:

           Balanced Portfolio:                                1.58%
           High Yield Portfolio:                             10.02%
           High Yield Bond Portfolio:                         7.98%
           Income Portfolio:                                  3.29%
           Bond Index Portfolio:                              2.42%
           Limited Maturity Bond Portfolio:                   1.53%

Standardized and Non-standardized Average Annual Total Return.  We also may advertise average annual total return quotations for the Subaccounts finding the average annual compounded rates of return over the 1-year, 5-year or 10-year (or since inception)
periods that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years. We will show standardized performance from the date that the Subaccounts first invest in the
Funds, and nonstandardized performance for other periods based on a hypothetical Contract assumed to have been invested in a
Portfolio of a Fund at the beginning of the period or when that Portfolio was first available for investment under a variable annuity contract issued by Thrivent Financial or Lutheran Brotherhood Variable Insurance Products Company, an affiliate of
Thrivent Financial.  We also may show non-standardized return which assumes that the Contract has not been surrendered and does not include the surrender charge.

Such performance data assumes that any applicable charges have been deducted from the initial $1,000 payment and includes all
recurring fees that are charged to all Contract Owners.   The performance data does not include the administrative charge of $25 deducted from any Contract for which the total premiums paid under such Contract minus all prior surrenders and associated charges is less than $1,500 at the end of your Contract Year or at surrender.  Inclusion of the administrative charge would reduce the total return figures shown below.

Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.

The following formula is used to calculate both standardized and non-standardized average annual total returns:

           P ( 1 + T ) ^ n = ERV

           Where:

           P = A hypothetical initial payment of $1,000
           T = Average annual total return
           n = Number of years
           ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                   (or since inception of the Portfolio, if shorter)

Standardized Average Annual Total Returns through December 31, 2002 were: /1/ /2/

                                                                                      Since Inception               Subaccount
Name of Subaccount              1 Year             5 Years            10 Years        of Subaccount               Inception Date
--------------------------------------------------------------------------------------------------------------------------------------------
Technology Stock                (46.06)                N/A                N/A             (35.74)                  March 2, 2001
Small Cap Stock                 (26.35)                N/A                N/A             (11.18)                  March 2, 2001
Small Cap Index                 (21.23)               0.68                N/A               7.13                   June 15, 1995
Mid Cap Stock                   (21.77)                N/A                N/A             (17.36)                  March 2, 2001
Mid Cap Index                   (21.02)                N/A                N/A             (11.08)                  March 2, 2001
International                   (25.09)                N/A                N/A              (6.70)                  March 3, 1998
Capital Growth                  (28.28)                N/A                N/A             (20.62)                  March 2, 2001
Large Company Index             (28.02)              (2.58)               N/A               6.82                   June 15, 1995
Balanced                        (16.03)               1.03                N/A               6.55                   June 15, 1995
High Yield Bond                  (7.10)                N/A                N/A              (3.32)                  March 3, 1998
Bond Index                         1.50               5.36                N/A               5.93                   June 15, 1995

/1/ There is no performance for the Value and Money Market Subaccounts because they became effective April 25, 2003, and there is no performance for the Small Cap Value, Real Estate Securities and Mortgage Securities Subaccounts because they became effective on
April 30, 2003.

/2/ We are not showing standardized performance for the following Subaccounts because they became effective April 30, 2002:
Opportunity Growth, Small Cap Growth, Mid Cap Select Growth, Mid Cap Growth, All Cap, Growth, Investors Growth, Growth Stock, High
Yield, Income, and Limited Maturity Bond.

Non-standardized Average Annual Total Returns through December 31, 2002 were: /3/

                                                                                  Since Inception              Portfolio
Name of Subaccount           1 Year            5 Years            10 Years          of Portfolio             Inception Date
---------------------------------------------------------------------------------------------------------------------------
Opportunity Growth           (36.86)              (9.88)               N/A              (4.80)              January 18, 1996
Small Cap Growth             (32.47)                N/A                N/A             (26.26)              November 30, 2001
Small Cap Index              (21.23)               0.68                N/A               7.18               June 14, 1995
Mid Cap Select Growth        (47.87)                N/A                N/A             (41.66)              November 30, 2001
Mid Cap Growth               (31.61)                N/A                N/A               0.56               January 30, 1998
International                (25.09)                N/A                N/A              (6.70)              March 2, 1998
World Growth                 (23.60)              (4.78)               N/A              (1.77)              January 18, 1996
All Cap                      (42.94)                N/A                N/A             (38.19)              November 30, 2001
Growth                       (35.22)              (1.94)               7.23               N/A /4/           March 8, 1988
Investors Growth             (32.02)                N/A                N/A             (28.81)              November 30, 2001
Growth Stock                 (28.93)                N/A                N/A             (25.33)              November 30, 2001
Value                        (28.61)                N/A                N/A             (25.14)              November 30, 2001
Large Company Index          (28.02)              (2.58)               N/A               6.86               June 14, 1995
Balanced                     (16.03)               1.03                N/A               6.56               June 14, 1995
High Yield                   (15.47)              (6.99)               1.85               N/A /4/           November 2, 1987
High Yield Bond               (7.10)              (3.21)               N/A              (1.78)              June 14, 1995
Income                        (2.14)               4.18                5.39               N/A /4/           March 8, 1988
Bond Index                     1.50                5.36                N/A               5.90               June 14, 1995
Limited Maturity Bond         (2.11)                N/A                N/A              (1.73)              November 30, 2001
Money Market                  (6.08)               2.51                3.21               N/A /4/           February 18, 1988

Non-standardized Average Annual Total Returns (Without surrender charge) through December 31, 2002 were: /3/

                                                                                  Since Inception            Portfolio
Name of Subaccount          1 Year             5 Years            10 Years         of Portfolio            Inception Date
-------------------------------------------------------------------------------------------------------------------------
Technology Stock            (42.43)                N/A                N/A             (35.41)              March 1, 2001
Small Cap Growth            (27.93)                N/A                N/A             (22.39)              November 30, 2001
Opportunity Growth          (32.62)              (9.38)               N/A              (4.67)              January 18, 1996
Small Cap Stock             (21.40)                N/A                N/A              (7.65)              March 1, 2001
Small Cap Index             (15.93)               1.23                N/A              (7.18)              June 14, 1995
Mid Cap Select Growth       (44.36)                N/A                N/A             (38.60)              November 30, 2001
Mid Cap Growth              (27.01)                N/A                N/A               1.12               January 30, 1998
Mid Cap Stock               (16.51)                N/A                N/A             (14.70)              March 1, 2001
Mid Cap Index               (15.71)                N/A                N/A              (7.89)              March 1, 2001
International               (20.06)                N/A                N/A              (6.17)              March 2, 1998
World Growth                (18.46)              (4.26)               N/A              (1.65)              January 18, 1996
All Cap                     (39.10)                N/A                N/A             (34.95)              November 30, 2001
Growth                      (30.86)              (1.40)              7.23                N/A /4/           January 9, 1987
Investors Growth            (27.45)                N/A                N/A             (25.07)              November 30, 2001
Growth Stock                (24.16)                N/A                N/A             (21.41)              November 30, 2001
Capital Growth              (23.46)                N/A                N/A             (17.76)              March 1, 2001
Value                       (23.81)                N/A                N/A             (21.21)              November 30, 2001
Large Company Index         (23.18)              (2.04)               N/A               6.86               June 14, 1995
Balanced                    (10.38)               1.59                N/A               6.56               June 14, 1995
High Yield                   (9.79)              (6.48)              1.85                N/A /4/           November 2, 1987
High Yield Bond              (0.85)                N/A                N/A              (2.77)              March 2, 1998
Income                        4.43                4.75               5.39                N/A /4/           January 9, 1987
Bond Index                    8.32                5.94                N/A               5.90               June 14, 1995
Limited Maturity Bond         4.47                 N/A                N/A               3.43               November 30, 2001
Money Market                  0.24                3.08               3.21                N/A /4/           January 9, 1987

/3/ There is no non-standardized performance for the following Subaccounts because they became effective April 30, 2003:  Small Cap
Value, Real Estate Securities and Mortgage Securities.

/4/ Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

Cumulative Total Return. Advertisements for the Contract may also include cumulative total return quotations for a Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period ("Hypothetical Initial
Investment"). Such performance data will assume that any applicable charges have been deducted from the initial $1,000 payment and include all recurring fees that are charged to all Contract Owners. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

              C = (ERV/P) - 1

              Where:

              C = Cumulative total return;
              ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period; and
              P = A hypothetical initial payment of $1,000

Cumulative total returns for each Subaccount were: /5/:

                                                                                       Since
                                                                                     Inception of            Portfolio
Name of Subaccount                         1 Year        5 Years        10 Years      Portfolio             Inception Date
------------------------------------------------------------------------------------------------------------------------------
Technology Stock                          (46.06)            N/A             N/A         (37.33)            March 1, 2001
Small Cap Growth                          (32.47)            N/A             N/A         (28.15)            November 30, 2001
Opportunity Growth                        (36.86)         (40.56)            N/A         (28.96)            January 18, 1996
Small Cap Stock                           (26.35)            N/A             N/A         (18.25)            March 1, 2001
Small Cap Index                           (21.23)            N/A             N/A         (14.51)            March 1, 2001
Mid Cap Select Growth                     (47.87)            N/A             N/A         (44.27)            November 30, 2001
Mid Cap Growth                            (31.61)            N/A             N/A           2.78             January 30, 1998
Mid Cap Stock                             (21.77)            N/A             N/A         (29.35)            March 1, 2001
Mid Cap Index                             (21.02)            N/A             N/A         (18.64)            March 1, 2001
International                             (25.09)            N/A             N/A         (28.48)            March 2, 1998
World Growth                              (23.60)         (21.72)            N/A         (11.70)            January 18, 1996
All Cap                                   (42.94)            N/A             N/A         (40.67)            November 30, 2001
Growth                                    (30.86)          (9.33)         101.01           N/A /6/          January 9, 1987
Investors Growth                          (32.02)            N/A             N/A         (30.83)            November 30, 2001
Growth Stock                              (28.93)            N/A             N/A         (27.16)            November 30, 2001
Capital Growth                            (28.28)            N/A             N/A         (33.92)            March 1, 2001
Value                                     (28.61)            N/A             N/A         (26.96)            November 30, 2001
Large Company Index                       (28.02)         (12.25)            N/A          65.11             June 14, 1995
Balanced                                  (16.03)           5.28             N/A          61.56             June 14, 1995
High Yield                                (15.47)         (30.42)          20.15           N/A /6/          November 2, 1987
High Yield Bond                            (7.10)         (15.05)            N/A          12.70             June 14, 1995
Income                                     (2.14)          22.74           69.01           N/A 6            January 9, 1987
Bond Index                                  1.50           29.82             N/A           54.18            June 14, 1995
Limited Maturity Bond                      (2.11)            N/A             N/A           (1.87)           November 30, 2001
Money Market                               (6.08)          13.23           37.12           N/A /6/          January 9, 1987

/5/ Cumulative total returns for the following Subaccounts are not shown because they became effective April 30, 2003:  Small Cap
Value, Real Estate Securities and Mortgage Securities.

/6/ Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level.  Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc.,
Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each subaccount's performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor's 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and
the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

STANDARD AND POOR'S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
("S&P").  S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the
S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance.  S&P's only relationship to AAL is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap
Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates.  S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash.  S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein.  S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500(R) or the S&P 600 SmallCap indexes or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                          INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2002 and 2001 and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South
Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, as to the year 2001, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2000 and 1999, and for the years in then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statement of AAL Variable Annuity Account I at December 31, 2002 and for the periods indicated, appearing in this
SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing and incorporated by reference elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2000 and 1999, and for each of the three years in the period ended
December 31, 2000, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants,  as set forth in their report thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                 COMMENT ON FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

On January 1, 2002, LB merged with and into AAL.  The merged organization began operating by its new name, Thrivent Financial, midyear after the new name was approved by its members and appropriate regulators. The consolidated financial statements of
Thrivent Financial at December 31, 2002 and 2001 and for each of the years then ended, appearing in this SAI and Registration
Statement have been prepared in accordance with accounting principles generally accepted in the United States.  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger.

Also included are the separate company financial statements of AAL as of and for the two years ending December 31, 2000 and LB as of and for the three years ending December 31, 2000.  These separate company financial statements have not been restated to reflect the merger.  In the opinion of management, there would be no need for a significant adjustment to the separate company financial statements if these separate company financial statements were instead shown as consolidated financial statements for the same period based on a pooling of interests basis.

The financial statements of Thrivent Financial, AAL and LB included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable
Account.

                                              FINANCIAL STATEMENTS OF VARIABLE ACCOUNT
Set forth on the following pages are the audited financial statements of the Variable Account.

Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of AAL Variable Annuity
Account I (the Account) (comprising, respectively, the Technology Stock, Small Cap Growth, Opportunity Growth, Small Cap Stock,
Small Cap Index, Mid Cap Select Growth, Mid Cap Growth, Mid Cap Stock, Mid Cap Index, International, All Cap, Aggressive Growth,
Growth, Investors Growth, Growth Stock, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield, High Yield Bond,
Income, Bond Index, Limited Maturity Bond, and Money Market Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated herein.  These financial statements are the responsibility of the Account's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agent.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 2002, and the results of their operations and changes in net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP
-------------------------------------
Ernst & Young, LLP
Minneapolis, Minnesota
March 28, 2003

                                                  AAL VARIABLE ANNUITY ACCOUNT I
                                               Statements of Assets and Liabilities

                                              Technology              Small Cap             Opportunity             Small Cap
                                                Stock                   Growth                 Growth                 Stock
As of December 31, 2002                       Subaccount              Subaccount             Subaccount             Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                      $    4,617,354          $     448,223            $   290,271       $     23,604,358
     Total Assets                                4,617,354                448,223                290,271             23,604,358
                                            -----------------------------------------------------------------------------------
     Total Liabilities:                                  -                      -                      -                      -
                                            -----------------------------------------------------------------------------------
Net Assets                                  $    4,617,354          $     448,223            $   290,271       $     23,604,358
                                            ===================================================================================
Net Assets Applicable to Annuity Contract
  Holders:
Contracts in accumulation period            $    4,617,354          $     448,223            $   290,271       $     23,604,358
                                            -----------------------------------------------------------------------------------
     Net Assets                             $    4,617,354          $     448,223            $   290,271       $     23,604,358
                                            ===================================================================================
Accumulation units outstanding                     982,725                 61,878                 40,013              2,775,303
Unit Value (accumulation)                            $4.70                  $7.24                  $7.25                  $8.51

Series funds, at cost                           $6,938,310               $448,699               $305,472            $27,550,188
Series funds shares owned                        1,006,671                 58,216                 41,775              2,680,331

                                              Small Cap             Mid Cap Select            Mid Cap                Mid Cap
                                                Index                   Growth                 Growth                 Stock
As of December 31, 2002                       Subaccount              Subaccount             Subaccount             Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                      $  250,241,941          $     495,241            $   461,813       $     22,769,113
                                            -----------------------------------------------------------------------------------
     Total Assets                              250,241,941                495,241                461,813             22,769,113

     Total Liabilities:                                  -                      -                      -                      -
                                            -----------------------------------------------------------------------------------
Net Assets                                  $  250,241,941          $     495,241            $   461,813       $     22,769,113
                                            ===================================================================================
Net Assets Applicable to Annuity Contract
  Holders:
Contracts in accumulation period            $  250,241,941          $     495,241            $   461,813       $     22,769,113
                                            -----------------------------------------------------------------------------------
     Net Assets                             $  250,241,941          $     495,241            $   461,813       $     22,769,113
                                            ===================================================================================
Accumulation units outstanding                  14,881,978                 72,572                 59,845              3,055,015
Unit Value (accumulation)                           $16.82                  $6.82                  $7.72                  $7.45

Series funds, at cost                         $296,481,944               $516,052               $487,918            $27,200,234
Series funds shares owned                       21,737,543                 83,094                 47,980              2,995,468

                                           Mid Cap                                                              Aggressive
                                            Index               International             All Cap                 Growth
As of December 31, 2002                   Subaccount              Subaccount             Subaccount             Subaccount
-------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                      $   13,311,919          $  38,582,112            $   852,276       $      4,417,709
                                            -----------------------------------------------------------------------------------
     Total Assets                               13,311,919             38,582,112                852,276              4,417,709

     Total Liabilities:                                  -                      -                      -                      -
                                            -----------------------------------------------------------------------------------
Net Assets                                  $   13,311,919          $  38,582,112            $   852,276       $      4,417,709
                                            ===================================================================================
Net Assets Applicable to Annuity Contract
  Holders:
Contracts in accumulation period            $   13,311,919          $  38,582,112            $   852,276       $      4,417,709
                                            -----------------------------------------------------------------------------------
     Net Assets                             $   13,311,919          $  38,582,112            $   852,276       $      4,417,709
                                            ===================================================================================
Accumulation units outstanding                   1,561,441              5,250,196                130,412                822,220
Unit Value (accumulation)                            $8.53                  $7.35                  $6.54                  $5.37

Series funds, at cost                          $15,128,773            $68,157,545               $950,416             $6,311,646
Series funds shares owned                        1,539,357              5,388,361                134,261                804,860

The accompanying notes are an integral part of these financial statements

                                                AAL VARIABLE ANNUITY ACCOUNT I
                                      Statements of Assets and Liabilities--continued

                                                       Investors             Growth             Capital
                                      Growth             Growth               Stock              Growth
As of December 31, 2002             Subaccount         Subaccount           Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value              $      537,847      $     332,756        $     943,545      $  53,527,908
     Total Assets                          537,847            332,756              943,545         53,527,908
                                    -------------------------------------------------------------------------
     Total Liabilities:                          -                  -                    -                  -
                                    -------------------------------------------------------------------------
Net Assets                          $      537,847      $     332,756        $     943,545      $  53,527,908
                                    =========================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period    $      537,847      $     332,756        $     943,545      $  53,527,908
                                    -------------------------------------------------------------------------
     Net Assets                     $      537,847      $     332,756        $     943,545      $  53,527,908
                                    =========================================================================
Accumulation units outstanding              68,400             41,917              114,820          7,731,365
Unit Value (accumulation)                    $7.86              $7.94                $8.22              $6.92

Series funds, at cost                     $572,775           $352,199             $956,650      $  67,156,605
Series funds shares owned                   50,639             44,940              121,113          7,556,875

                                   Large Company         Equity
                                       Index             Income              Balanced          High Yield
As of December 31, 2002             Subaccount         Subaccount           Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value              $  497,164,057     $   15,229,238        $ 588,246,733      $     318,998
                                    -------------------------------------------------------------------------
     Total Assets                      497,164,057         15,229,238          588,246,733            318,998

     Total Liabilities:                          -                  -                    -                  -
                                    -------------------------------------------------------------------------
Net Assets                          $  497,164,057        $15,229,238        $ 588,246,733      $     318,998
                                    =========================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period    $  497,164,057      $  15,229,238        $ 588,246,733      $     318,998
                                    -------------------------------------------------------------------------
     Net Assets                     $  497,164,057      $  15,229,238        $ 588,246,733      $     318,998
                                    =========================================================================
Accumulation units outstanding          30,203,045          2,167,092           36,447,809             35,851
Unit Value (accumulation)                   $16.46              $7.03               $16.14              $8.90

Series funds, at cost               $  621,196,430      $  19,356,602        $ 674,995,492        $   329,647
Series funds shares owned               31,715,363          2,146,600           46,134,401             72,542

                                    High Yield                                 Bond              Limited              Money
                                       Bond              Income               Index           Maturity Bond          Market
As of December 31, 2002             Subaccount         Subaccount           Subaccount         Subaccount          Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value              $   19,435,265      $   2,630,484        $ 145,645,848      $   4,778,358      $   46,880,959
                                    ---------------------------------------------------------------------------------------------
     Total Assets                       19,435,265          2,630,484          145,645,848          4,778,358          46,880,959

     Total Liabilities:                          -                  -                    -                  -                   -
                                    ---------------------------------------------------------------------------------------------
Net Assets                          $   19,435,265      $   2,630,484         $145,645,848      $   4,778,358        $ 46,880,959
                                    =============================================================================================
Net Assets Applicable to Annuity
  Contract Holders:
Contracts in accumulation period    $   19,435,265      $   2,630,484        $ 145,645,848      $   4,778,358      $   46,880,959
                                    ---------------------------------------------------------------------------------------------
     Net Assets                     $   19,435,265      $   2,630,484        $ 145,645,848      $   4,778,358        $ 46,880,959
                                    =============================================================================================
Accumulation units outstanding           2,226,753            254,565            9,425,931            462,542          36,514,208
Unit Value (accumulation)                    $8.73             $10.33               $15.45             $10.33               $1.28

Series funds, at cost               $   24,604,560      $   2,591,765        $ 139,925,681      $   4,734,990         $46,880,959
Series funds shares owned                3,344,948            267,619          113,664,829            470,459          46,880,959

The accompanying notes are an integral part of these financial statements

                                                    AAL VARIABLE ANNUITY ACCOUNT I
                                                       Statements of Operations

                                                               Technology       Small Cap     Opportunity    Small Cap
                                                                  Stock          Growth         Growth         Stock
For the year ended December 31, 2002                           Subaccount     Subaccount/1/  Subaccount/1/   Subaccount
-------------------------------------------------------------------------------------------------------------------------

Dividends                                                     $           -     $         -    $        -   $         -
Mortality and expense risk charges                                  (56,411)         (1,765)       (1,170)      (274,348)
                                                              ----------------------------------------------------------
    Net investment income(loss)                                     (56,411)         (1,765)       (1,170)      (274,348)

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                             (358,103)        (19,885)         (644)       (97,991)
Capital gain distributions                                                -               -             -         51,338
Change in unrealized appreciation(depreciation)
  of investments                                                 (2,106,556)           (476)      (15,201)    (5,291,916)
                                                              ----------------------------------------------------------
    Net gain(loss) on investments                                (2,464,659)        (20,361)      (15,845)    (5,338,569)
                                                              ----------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                  $  (2,521,070)    $   (22,126)   $  (17,015)  $ (5,612,917)
                                                              ==========================================================

                                                                Small Cap        Mid Cap        Mid Cap       Mid Cap
                                                                  Index       Select Growth     Growth         Stock
For the year ended December 31, 2002                           Subaccount      Subaccount/1/ Subaccount/1/   Subaccount
-------------------------------------------------------------------------------------------------------------------------
Dividends                                                     $      18,826     $         -    $        -   $     70,932
Mortality and expense risk charges                               (3,620,434)         (1,819)       (2,109)      (257,496)
                                                              ----------------------------------------------------------
    Net investment income(loss)                                  (3,601,608)         (1,819)       (2,109)      (186,564)

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                           (2,699,241)           (184)       (7,167)       (82,161)
Capital gain distributions                                        1,123,091               -             -              -
Change in unrealized appreciation(depreciation)
of investments                                                  (44,819,376)        (20,811)      (26,106)    (3,697,724)
                                                              ----------------------------------------------------------
    Net gain(loss) on investments                               (46,395,526)        (20,995)      (33,273)    (3,779,885)
                                                              ----------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                  $ (49,997,134)    $   (22,814)   $  (35,382)  $ (3,966,449)
                                                              ==========================================================

                                                                 Mid Cap                                     Aggressive
                                                                  Index       International     All Cap        Growth
For the year ended December 31, 2002                           Subaccount      Subaccount    Subaccount/1/   Subaccount
-------------------------------------------------------------------------------------------------------------------------
Dividends                                                     $      75,486     $   487,136    $        -   $      2,869
Mortality and expense risk charges                                 (130,843)       (508,450)       (3,586)       (53,229)
                                                              ----------------------------------------------------------
    Net investment income(loss)                                     (55,357)        (21,314)       (3,586)       (50,360)

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                              (19,390)       (907,499)       (7,700)       (88,399)
Capital gain distributions                                           54,379               -             -              -
Change in unrealized appreciation(depreciation)
of investments                                                   (2,013,774)     (8,211,318)      (98,140)    (1,468,272)
                                                              ----------------------------------------------------------
    Net gain(loss) on investments                                (1,978,785)     (9,118,817)     (105,840)    (1,556,671)
                                                              ----------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                  $  (2,034,142)    $(9,140,131)   $ (109,426)  $ (1,607,031)
                                                              ==========================================================

/1/ Since inception, April 30, 2002

The accompanying notes are an integral part of these financial statements

                                                     AAL VARIABLE ANNUITY ACCOUNT I
                                                   Statements of Operations--continued

                                                                     Investors         Growth          Capital
                                                     Growth           Growth            Stock           Growth
For the year ended December 31, 2002              Subaccount/1/    Subaccount/1/    Subaccount/1/     Subaccount
--------------------------------------------------------------------------------------------------------------------
Dividends                                         $           -       $        330    $      1,545     $    300,514
Mortality and expense risk charges                       (1,890)            (1,279)         (3,159)        (620,829)
                                                  ------------------------------------------------------------------
    Net investment income(loss)                          (1,890)              (949)         (1,614)        (320,315)

Net realized and unrealized gain(loss) on
  investments
Net realized gain(loss) on investments                   (4,461)            (1,499)             52         (334,673)
Capital gain distributions                                    -                  -               -                -
Change in unrealized appreciation(depreciation)
  of investments                                        (34,928)           (19,443)        (13,105)     (12,798,791)
                                                  ------------------------------------------------------------------
    Net gain(loss) on investments                       (39,389)           (20,942)        (13,053)     (13,133,464)
                                                  ------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                       $     (41,279)      $    (21,891)   $    (14,667)    $(13,453,779)
                                                  ==================================================================

                                                      Large             Equity
                                                  Company Index         Income          Balanced        High Yield
For the year ended December 31, 2002               Subaccount         Subaccount       Subaccount      Subaccount/1/
--------------------------------------------------------------------------------------------------------------------
Dividends                                         $      56,303       $    177,893    $     29,531     $     12,846
Mortality and expense risk charges                   (7,467,986)          (176,708)     (8,215,718)          (1,371)
                                                  ------------------------------------------------------------------
    Net investment income(loss)                      (7,411,683)             1,185      (8,186,187)          11,475

Net realized and unrealized gain(loss) on
  investments
Net realized gain(loss) on investments               (9,838,985)          (138,263)     (8,611,364)            (765)
Capital gain distributions                            2,558,696                  -      13,392,850                -
Change in unrealized appreciation(depreciation)
  of investments                                   (146,753,123)      $ (3,983,458)    (71,536,497)         (10,649)
                                                  ------------------------------------------------------------------
    Net gain(loss) on investments                  (154,033,412)        (4,121,721)    (66,755,011)         (11,414)
                                                  ------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                       $(161,445,095)      $ (4,120,536)   $(74,941,198)    $         61
                                                  ==================================================================

                                                   High Yield                           Bond           Limited          Money
                                                      Bond            Income            Index       Maturity Bond      Market
For the year ended December 31, 2002               Subaccount      Subaccount/1/     Subaccount      Subaccount/1/   Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                         $   1,642,996       $     30,714    $  6,299,447     $     39,802     $ 665,806
Mortality and expense risk charges                     (230,633)            (7,931)     (1,493,399)         (16,695)     (585,835)
                                                  --------------------------------------------------------------------------------
    Net investment income(loss)                       1,412,363             22,783       4,806,048           23,107        79,971

Net realized and unrealized gain(loss) on
  investments
Net realized gain(loss) on investments                 (657,469)                50          78,064              458             -
Capital gain distributions                                    -                  -               -                -             -
Change in unrealized appreciation(depreciation)
  of investments                                       (935,327)            38,719       4,886,582           43,368       (6,322)
                                                  --------------------------------------------------------------------------------
    Net gain(loss) on investments                    (1,592,796)            38,769       4,964,646           43,826       (6,322)
                                                  --------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting From Operations                       $    (180,433)      $     61,552    $  9,770,694     $     66,933     $  73,649
                                                  ================================================================================

/1/ Since inception, April 30, 2002

The accompanying notes are an integral part of these financial statements

                                       AAL VARIABLE ANNUITY ACCOUNT I
                                     Statements of Changes in Net Assets

                                                         Technology              Small Cap    Opportunity
                                                            Stock                  Growth        Growth
                                                          Subaccount            Subaccount/1/  Subaccount/1/
For the years ended                               12/31/02        12/31/01/2/     12/31/02       12/31/02
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                     $   (56,411)     $   (26,212)  $     (1,765)$     (1,170)
Net realized gains/(losses) on investments          (358,103)        (116,600)       (19,885)        (644)
Change in net unrealized appreciation/
  (depreciation) on investments                   (2,106,556)        (214,399)          (476)     (15,201)
                                                 ---------------------------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                   (2,521,070)        (357,211)       (22,126)     (17,015)

Unit Transactions
Proceeds from units issued                         1,528,837        1,739,538        211,227      156,900
Transfers of death benefits                          (16,621)               -              -            -
Transfers of surrenders and terminations            (161,589)         (43,797)        (6,582)        (896)
Transfers between subaccounts                      1,465,204        2,984,063        265,704      151,282
                                                 ---------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                  2,815,831        4,679,804        470,349      307,286

Net Change in Net Assets                             294,761        4,322,593        448,223      290,271

Net Assets Beginning of Period                     4,322,593                -              -            -
                                                 ---------------------------------------------------------
Net Assets End of Period                        $  4,617,354      $ 4,322,593   $    448,223 $    290,271
                                                 =========================================================

                                                          Small Cap                     Small Cap
                                                           Stock                          Index
                                                         Subaccount                      Subaccount
For the years ended                               12/31/02        12/31/01/2/     12/31/02      12/31/01
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                    $   (223,010)     $   (69,106)  $ (2,478,517)$ (2,572,920)
Net realized gains/(losses) on investments           (97,991)          19,347     (2,699,241)  20,520,383
Change in net unrealized appreciation/
  (depreciation) on investments                   (5,291,916)       1,346,086    (44,819,376)  (3,433,488)
                                                 ---------------------------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                   (5,612,917)       1,296,327    (49,997,134)  14,513,975

Unit Transactions
Proceeds from units issued                         6,253,890        5,606,116     10,945,026   14,083,842
Transfers of death benefits                          (61,609)               -     (1,654,758)  (1,721,678)
Transfers of surrenders and terminations            (875,941)        (153,346)   (11,629,025) (10,518,179)
Transfers between subaccounts                      7,141,372       10,010,466     (8,207,075)    (963,231)
                                                 ---------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                 12,457,712       15,463,236    (10,545,832)     880,754

Net Change in Net Assets                           6,844,795       16,759,563    (60,542,966)  15,394,729

Net Assets Beginning of Period                    16,759,563                -    310,784,907  295,390,178
                                                 ---------------------------------------------------------
Net Assets End of Period                        $ 23,604,358      $16,759,563   $250,241,941 $310,784,907
                                                 =========================================================

                                                  Mid Cap         Mid Cap               Mid Cap
                                               Select Growth       Growth                Stock
                                                Subaccount/1/   Subaccount/1/          Subaccount
For the years ended                               12/31/02        12/31/02        12/31/02      12/31/01/2/
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                    $     (1,819)     $    (2,109)  $   (186,564)$    (53,170)
Net realized gains/(losses) on investments              (184)          (7,167)       (82,161)     (14,765)
Change in net unrealized appreciation
  (depreciation) on investments                      (20,811)         (26,106)    (3,697,724)    (733,396)
                                                 ----------------------------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                      (22,814)         (35,382)    (3,966,449)    (801,331)

Unit Transactions
Proceeds from units issued                           263,823          271,716      5,788,309    6,747,275
Transfers of death benefits                                -          (24,380)       (41,417)      (7,628)
Transfers of surrenders and terminations                (174)             239       (668,690)    (134,492)
Transfers between subaccounts                        254,406          249,620      5,910,941    9,942,595
                                                 ----------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                    518,055          497,195     10,989,143   16,547,750

Net Change in Net Assets                             495,241          461,813      7,022,694   15,746,419

Net Assets Beginning of Period                             -                -     15,746,419            -
                                                 ----------------------------------------------------------
Net Assets End of Period                       $     495,241      $   461,813   $ 22,769,113 $ 15,746,419
                                                 ==========================================================

/1/ Since inception, April 30, 2002
/2/ Since inception, March 1, 2001

The accompanying notes are an integral part of these financial statements

                                         AAL VARIABLE ANNUITY ACCOUNT I
                                   Statements of Changes in Net Assets--continued

                                                           Mid Cap
                                                            Index                         International
                                                          Subaccount                        Subaccount
For the years ended                              12/31/02          12/31/01/2/      12/31/02       12/31/01
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $         (978)    $      (9,781)  $    (21,314)  $      273,520
Net realized gains/(losses) on investments           (19,390)           18,155       (907,499)        (133,101)
Change in net unrealized appreciation/
  (depreciation) on investments                   (2,013,774)          196,920     (8,211,318)     (14,350,425)
                                              ----------------------------------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                   (2,034,142)          205,294     (9,140,131)     (14,210,006)

Unit Transactions
Proceeds from units issued                         4,166,921         2,194,763      5,907,144        4,382,611
Transfers of death benefits                          (92,927)                        (237,673)        (184,261)
                                                                             -
Transfers of surrenders and terminations            (280,822)          (74,013)    (1,329,880)      (1,346,821)
Transfers between subaccounts                      5,399,688         3,827,157      2,929,608         (894,062)
                                              ----------------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                  9,192,860         5,947,907      7,269,199        1,957,467

Net Change in Net Assets                           7,158,718         6,153,201     (1,870,932)     (12,252,539)

Net Assets Beginning of Period                     6,153,201                 0     40,453,044       52,705,583
                                              ----------------------------------------------------------------
Net Assets End of Period                      $   13,311,919     $   6,153,201  $  38,582,112   $   40,453,044
                                              ================================================================

                                                 All Cap             Aggressive Growth             Growth
                                               Subaccount/1/             Subaccount             Subaccount/1/
For the years ended                              12/31/02         12/31/02         12/31/01/2/    12/31/02
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $       (3,586)    $     (50,360) $     (20,363)  $       (1,890)
Net realized gains/(losses) on investments            (7,700)          (88,399)       (97,613)          (4,461)
Change in net unrealized appreciation/
  (depreciation) on investments                      (98,140)       (1,468,272)      (425,665)         (34,928)
                                              ----------------------------------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                     (109,426)       (1,607,031)      (543,641)         (41,279)

Unit Transactions
Proceeds from units issued                           388,256         1,415,411      2,374,489         289,693
Transfers of death benefits                                -                                -               -
Transfers of surrenders and terminations              (1,865)         (100,402)       (32,153)            (958)
Transfers between subaccounts                        575,311           861,919      2,055,371          290,391
                                              ----------------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                    961,702         2,170,674      4,397,707          579,126

Net Change in Net Assets                             852,276           563,643      3,854,066          537,847

Net Assets Beginning of Period                             -         3,854,066              -               -
                                              ----------------------------------------------------------------
Net Assets End of Period                      $      852,276     $   4,417,709  $   3,854,066   $      537,847
                                              ================================================================

                                                Investors          Growth                 Capital
                                                  Growth            Stock                 Growth
                                               Subaccount/1/    Subaccount/1/            Subaccount
For the years ended                              12/31/02         12/31/02         12/31/02       12/31/01/2/
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $         (949)    $      (1,614) $    (320,315)  $     (110,916)
Net realized gains/(losses) on investments            (1,499)               52       (334,673)         (36,390)
Change in net unrealized appreciation/
  (depreciation) on investments                      (19,443)          (13,105)   (12,798,791)        (829,906)
                                              ----------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                                 (21,891)          (14,667)   (13,453,779)        (977,212)

Unit Transactions
Proceeds from units issued                           162,809           409,736     15,135,560       16,701,527
Transfers of death benefits                                -            (1,801)      (379,266)         (16,966)
Transfers of surrenders and terminations                (191)           (3,251)    (1,847,023)        (564,222)
Transfers between subaccounts                        192,029           553,528     11,999,961       26,929,328
                                              ----------------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                    354,647           958,212     24,909,232       43,049,667

Net Change in Net Assets                             332,756           943,545     11,455,453       42,072,455

Net Assets Beginning of Period                             -                 -     42,072,455                -
                                              ----------------------------------------------------------------
Net Assets End of Period                      $      332,756     $     943,545  $  53,527,908   $   42,072,455
                                              ================================================================

/1/ Since inception, April 30, 2002
/2/ Since inception, March 1, 2001

The accompanying notes are an integral part of these financial statements

                                             AAL VARIABLE ANNUITY ACCOUNT I
                                      Statements of Changes in Net Assets--continued

                                                   Large Company                  Equity
                                                       Index                      Income                     Balanced
                                                     Subaccount                  Subaccount                 Subaccount
For the years ended                            12/31/02      12/31/01       12/31/02     12/31/012/  12/31/02       12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                   (4,852,987)   (2,208,401)       1,185       30,305     5,206,663      13,505,950
Net realized gains/(losses) on investments     (9,838,985)   47,321,087     (138,263)     (40,967)   (8,611,364)      14,140,959
Change in net unrealized appreciation/
  (depreciation) on investments              (146,753,123) (158,969,693)  (3,983,458)    (143,905)  (71,536,497)    (65,174,685)
                                            ------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting
    from Operations                          (161,445,095) (113,857,007)  (4,120,536)    (154,567)  (74,941,198)    (37,527,776)

Unit Transactions
Proceeds from units issued                     21,545,555    33,583,668    4,433,593    5,155,597    22,904,695      36,473,864
Transfers of death benefits                    (4,649,268)   (5,304,705)    (239,493)      (6,748)   (8,406,500)     (7,388,560)
Transfers of surrenders and terminations      (27,425,597)  (28,769,749)    (492,197)    (122,637)  (40,082,761)    (38,007,141)
Transfers between subaccounts                 (41,219,365)  (32,856,321)   3,835,885    6,940,341   (39,599,826)    (13,499,277)
                                            ------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                             (51,748,675)  (33,347,107)   7,537,788   11,966,553   (65,184,392)    (22,421,114)

Net Change in Net Assets                     (213,193,770) (147,204,114)   3,417,252   11,811,986  (140,125,590)    (59,948,890)

Net Assets Beginning of Period                710,357,827   857,561,941   11,811,986            -   728,372,323     788,321,213
                                            ------------------------------------------------------------------------------------
Net Assets End of Period                      497,164,057   710,357,827   15,229,238   11,811,986   588,246,733     728,372,323
                                            ====================================================================================

                                              High Yield        High Yield Bond          Income             Bond Index
                                             Subaccount/1/         Subaccount         Subaccount/1/         Subaccount
For the years ended                            12/31/02      12/31/02     12/31/01      12/31/02     12/31/02       12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                       11,475     1,412,363    1,393,471       22,783     4,806,048       3,640,392
Net realized gains/(losses) on investments           (765)     (657,469)    (693,790)          50        78,064          63,362
Change in net unrealized appreciation/
  (depreciation) on investments                   (10,649)     (935,327)    (714,854)      38,719     4,886,582       1,106,962
                                            ------------------------------------------------------------------------------------
   Net Change in Net Assets Resulting
     from Operations                                   61      (180,433)     (15,173)      61,552     9,770,694       4,810,716

Unit Transactions
Proceeds from units issued                        136,322     2,272,615    1,336,107    1,098,625    17,981,889      13,211,181
Transfers of death benefits                             0      (210,461)    (107,303)           -    (1,078,364)       (840,608)
Transfers of surrenders and terminations           (2,151)     (992,472)    (787,388)      (6,665)   (7,380,216)     (4,335,425)
Transfers between subaccounts                     184,766       665,980      784,699    1,476,972    29,778,184      25,169,937
                                            ------------------------------------------------------------------------------------
   Net Change in Net Assets from Unit
     Transactions                                 318,937     1,735,662    1,226,115    2,568,932    39,301,493      33,205,085

Net Change in Net Assets                          318,998     1,555,229    1,210,942    2,630,484    49,072,187      38,015,801

Net Assets Beginning of Period                          -    17,880,036   16,669,094            -    96,573,661      58,557,860
                                            ------------------------------------------------------------------------------------
Net Assets End of Period                          318,998   19,435,265    17,880,036    2,630,484   145,645,848      96,573,661
                                            ====================================================================================

                                            Limited Maturity
                                                 Bond             Money Market
                                             Subaccount/1/         Subaccount
For the years ended                            12/31/02      12/31/02     12/31/01
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                       23,107        79,971    1,034,523
Net realized gains/(losses) on investments            458             -            -
Change in net unrealized appreciation/
  (depreciation) on investments                    43,368        (6,322)           -
                                               -------------------------------------
   Net Change in Net Assets Resulting from
     Operations                                    66,933        73,649    1,034,523

Unit Transactions
Proceeds from units issued                      1,676,900    58,309,857   80,639,127
Transfers of death benefits                        (8,940)     (517,250)    (539,067)
Transfers of surrenders and terminations         (128,591)   (8,434,908)  (4,352,283)
Transfers between subaccounts                   3,172,056   (51,435,034) (61,527,992)
                                               -------------------------------------
   Net Change in Net Assets from Unit
     Transactions                               4,711,425    (2,077,335)  14,219,785

Net Change in Net Assets                        4,778,358    (2,003,686)  15,254,308

Net Assets Beginning of Period                          -    48,884,645   33,630,337
                                               -------------------------------------
Net Assets End of Period                        4,778,358    46,880,959   48,884,645

/1/ Since inception, April 30, 2002
/2/ Since inception, March 1, 2001

The accompanying notes are an integral part of these financial statements

AAL Variable Annuity Account I
Notes to Financial Statements
As of December 31, 2002

(1) ORGANIZATION

The AAL Variable Annuity Account I ( the Variable Account) is a unit investment trust registered under the Investment
Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial), formerly Aid
Association for Lutherans (AAL). The Variable Account has twenty-five subaccounts, each of which invests in a corresponding portfolio of either the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount                                     Series
Technology Stock                               AAL Variable Product Series Fund, Inc. - Technology Stock Portfolio
Small Cap Growth                               LB Series Fund, Inc. - Small Cap Growth Portfolio
Opportunity Growth                             LB Series Fund, Inc. - Opportunity Growth Portfolio
Small Cap Stock                                AAL Variable Product Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index                                AAL Variable Product Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Select Growth                          LB Series Fund, Inc. - Mid Cap Select Growth Portfolio
Mid Cap Growth                                 LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Stock                                  AAL Variable Product Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index                                  AAL Variable Product Series Fund, Inc. - Mid Cap Index Portfolio
International                                  AAL Variable Product Series Fund, Inc. - International Portfolio
All Cap                                        LB Series Fund, Inc. - All Cap Portfolio
Aggressive Growth                              AAL Variable Product Series Fund, Inc. - Aggressive Growth Portfolio
Growth                                         LB Series Fund, Inc. - Growth Portfolio
Investors Growth                               LB Series Fund, Inc. - Investors Growth Portfolio
Growth Stock                                   LB Series Fund, Inc. - Growth Stock Portfolio
Capital Growth                                 AAL Variable Product Series Fund, Inc. - Capital Growth Portfolio
Large Company Index                            AAL Variable Product Series Fund, Inc. - Large Company Index Portfolio
Equity Income                                  AAL Variable Product Series Fund, Inc. - Equity Income Portfolio
Balanced                                       AAL Variable Product Series Fund, Inc. - Balanced Portfolio
High Yield                                     LB Series Fund, Inc. - High Yield Portfolio
High Yield Bond                                AAL Variable Product Series Fund, Inc. - High Yield Bond Portfolio
Income                                         LB Series Fund, Inc. - Income Portfolio
Bond Index                                     AAL Variable Product Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond                          LB Series Fund, Inc. - Limited Maturity Bond Portfolio
Money Market                                   AAL Variable Product Series Fund, Inc. - Money Market Portfolio

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment company.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial.
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial.  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent
Financial as allowed by applicable law.  Accordingly,  the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable
Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision has been charged against the Variable Account.  Thrivent Financial reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) EXPENSE CHARGES

The Variable Account pays Thrivent Financial certain amounts relating to the distribution and administration of the contracts funded by the Variable Account and as reimbursement for certain mortality and other risks assumed by Thrivent Financial.  The following summarizes those amounts.

Mortality and expense risks assumed by Thrivent Financial are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Variable Account.  A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract.  This fee is waived if the sum of any withdrawals and withdrawal charges from the contract is $1,500 or more at the time the deduction would be made.  In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The contract owner may make twelve transfers from one or more subaccounts to other subaccounts or the fixed account in each contract year, but thereafter, each transfer is subject to a $10 transfer charge.

Additionally, during the year ended December 31, 2002, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                              % of Average                                                     % of Average
Subaccount                     Net Assets                          Subaccount                   Net Assets
-------------------------------------------                        ------------------------------------------
Technology Stock                       0.75%                       Investors Growth                     0.80%
Small Cap Growth                       1.00%                       Growth Stock                         0.80%
Opportunity Growth                     0.40%                       Capital Growth                       0.65%
Small Cap Stock                        0.70%                       Large Company Index                  0.32%
Small Cap Index                        0.34%                       Equity Income                        0.45%
Mid Cap Select Growth                  0.90%                       Balanced                             0.32%
Mid Cap Growth                         0.40%                       High Yield                           0.40%
Mid Cap Stock                          0.70%                       High Yield Bond                      0.40%
Mid Cap Index                          0.35%                       Income                               0.40%
International                          0.80%                       Bond Index                           0.35%
All Cap                                0.95%                       Limited Maturity Bond                0.40%
Aggressive Growth                      0.80%                       Money Market                         0.35%
Growth                                 0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                       Technology     Small Cap      Opportunity      Small Cap       Small Cap        Mid Cap
                                         Stock          Growth          Growth          Stock           Index       Select Growth
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                          -               -               -               -       15,509,008               -
    Units issued                       534,787               -               -       1,564,173          751,705               -
    Units redeemed                      (5,193)              -               -         (15,380)        (723,179)              -
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                    529,594               -               -       1,548,793       15,537,534               -
    Units issued                       487,246          62,730          40,155       1,326,350          572,974          72,597
    Units redeemed                     (34,115)           (852)           (142)        (99,840)      (1,228,530)           (25)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002                    982,725          61,878          40,013       2,775,303       14,881,978          72,572
                                     ==========================================================================================

                                        Mid Cap        Mid Cap         Mid Cap                                       Aggressive
                                         Growth         Stock           Index       International     All Cap         Growth
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                          -               -               -       4,217,461                -               -
    Units issued                             -       1,780,038         615,825         419,612                -         493,643
    Units redeemed                           -         (16,021)         (7,599)       (236,335)               -          (3,882)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                          -       1,764,017         608,226       4,400,738                -         489,761
    Units issued                        63,226       1,380,195         993,884       1,040,916          130,692         349,743
    Units redeemed                      (3,381)        (89,197)        (40,669)       (191,458)            (280)        (17,284)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002                     59,845       3,055,015       1,561,441       5,250,196          130,412         822,220
                                     ==========================================================================================

                                                      Investors         Growth         Capital      Large Company      Equity
                                         Growth         Growth          Stock           Growth          Index          Income
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                          -               -               -               -       34,711,029               -
    Units issued                             -               -               -       4,715,361        1,492,738       1,277,237
    Units redeemed                           -               -               -         (64,334)      (3,052,753)        (14,021)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                          -               -               -       4,651,027       33,151,014       1,263,216
    Units issued                        68,518          41,939         115,422       3,372,290        1,142,107         994,890
    Units redeemed                        (118)            (22)           (602)       (291,952)      (4,090,076)        (91,014)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002                     68,400          41,917         114,820       7,731,365       30,203,045       2,167,092
                                     ==========================================================================================

                                                                                                                       Limited
                                                                      High Yield                        Bond          Maturity
                                        Balanced      High Yield         Bond           Income          Index           Bond
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000                 41,710,588               -       1,896,621               -        4,395,392               -
    Units issued                     2,001,325               -         235,562               -        2,746,049               -
    Units redeemed                  (3,267,235)              -        (100,979)              -         (371,637)              -
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001                 40,444,678               -       2,031,204               -        6,769,804               -
    Units issued                     1,344,390          36,102         338,369         255,219        3,225,070         475,983
    Units redeemed                  (5,341,259)           (251)       (142,820)           (654)        (568,943)        (13,441)
                                     ------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002                 36,447,809          35,851       2,226,753         254,565        9,425,931         462,542
                                     ==========================================================================================

                                         Money
                                         Market
----------------------------------------------------
Units outstanding at
  December 31, 2000                 26,891,890
    Units issued                    63,463,481
    Units redeemed                 (52,219,990)
                                  -------------
Units outstanding at
  December 31, 2001                 38,135,381
    Units issued                    45,431,406
    Units redeemed                 (47,052,579)
                                  -------------
Units outstanding at
  December 31, 2002                 36,514,208
                                  =============

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2002 were as follows:

Subaccount                                      Purchases                      Sales
-----------------------------------------------------------------------------------------
Technology Stock                              $    3,361,223               $      601,803
Small Cap Growth                                     599,853                      131,269
Opportunity                                          315,096                        8,980
Small Cap Stock                                   12,988,337                      753,635
Small Cap Index                                   11,201,474                   24,225,823
Mid Cap Select Growth                                517,825                        1,589
Mid Cap Growth                                       595,506                      100,420
Mid Cap Stock                                     11,159,885                      357,306
Mid Cap Index                                      9,483,664                      291,782
International                                      8,417,324                    1,169,439
All Cap                                              999,403                       41,287
Aggressive Growth                                  2,314,012                      193,698
Growth                                               647,571                       70,335
Investors Growth                                     382,515                       28,817
Growth Stock                                         964,183                        7,585
Capital Growth                                    26,095,749                    1,506,832
Large Company Index                               31,555,588                   88,157,250
Equity Income                                      8,060,343                      521,370
Balanced                                          42,912,056                  102,889,785
High Yield                                           342,498                       12,086
High Yield Bond                                    4,746,904                    1,598,879
Income                                             2,603,356                       11,641
Bond Index                                        46,990,860                    2,883,319
Limited Maturity Bond                              4,865,583                      131,051
Money Market                                      71,746,746                   73,744,110

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the two years in the period ended December 31, 2002, follows:

Subaccount                                2002            2001     Subaccount                                 2002         2001

Technology Stock                                                   Mid Cap Stock
Units                                     982,725       529,594    Units                                    3,055,015    1,764,017
Unit value                                  $4.70         $8.16    Unit value                                   $7.45        $8.93
Net assets                             $4,617,354    $4,322,593    Net assets (in $millions)              $22,769,113  $15,746,419
Ratio of expenses to net assets (c,d)        1.25%         1.25%   Ratio of expenses to net assets (c,d)         1.25%        1.25%
Investment income ratio (b)                  0.00%         0.00    Investment income ratio (b)                   0.31%        0.40%
Total Return (b)                           (42.43)%      (18.36)%  Total Return (b)                            (16.51)%     (10.72)%

Small Cap Growth                                                   Mid Cap Index
Units                                      61,878                  Units                                    1,561,441     608,225
Unit value                                  $7.24                  Unit value                                   $8.53      $10.11
Net assets (in $millions)                $448,223                  Net assets (in $millions)              $13,311,919   $6,153,201
Ratio of expenses to net assets (c,d)        1.25%                 Ratio of expenses to net assets (c,d)         1.25%        1.25%
Investment income ratio (a)                  0.00%                 Investment income ratio (b)                   0.56%        0.69%
Total Return (a)                           (27.56)%                Total Return (b)                            (15.71)%       1.13%

Opportunity Growth                                                 International
Units                                      40,013                  Units                                    5,250,196   4,400,738
Unit value                                  $7.25                  Unit value                                   $7.35       $9.19
Net assets (in $millions)                $290,271                  Net assets (in $millions)              $38,582,112 $40,453,044
Ratio of expenses to net assets (c,d)        1.25%                 Ratio of expenses to net assets (d)           1.25%        1.25%
Investment income ratio (a)                  0.00%                 Investment income ratio                       1.01%        1.88%
Total Return (a)                           (27.45)%                Total Return                                (20.06)%     (26.42)%

Small Cap Stock                                                    All Cap
Units                                   2,775,303     1,548,793    Units                                      130,412
Unit value                                  $8.51        $10.82    Unit value                                   $6.54
Net assets (in $millions)             $23,604,358   $16,759,563    Net assets (in $millions)                 $852,276
Ratio of expenses to net assets (c,d)        1.25%         1.25%   Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio (b)                  0.00%         0.14%   Investment income ratio (a)                   0.00%
Total Return (b)                           (21.40)%        8.22%   Total Return (a)                            (34.65)%

Small Cap Index                                                    Aggressive Growth
Units                                  14,881,978    15,537,535    Units                                      822,220      489,760
Unit value                                 $16.82        $20.01    Unit value                                   $5.37        $7.88
Net assets (in $millions)            $250,241,941  $310,784,907    Net assets (in $millions)               $4,417,709   $3,854,066
Ratio of expenses to net assets (d)          1.25%         1.25%   Ratio of expenses to net assets (c,d)         1.25%        1.25%
Investment income ratio                      0.01%         0.39%   Investment income ratio (b)                   0.05%        0.17%
Total Return                               (15.93)%        5.05%   Total Return (b)                            (31.73)%     (21.25)%

Mid Cap Select Growth                                              Growth
Units                                      72,572                  Units                                       68,400
Unit value                                  $6.82                  Unit value                                   $7.86
Net assets (in $millions)                $495,241                  Net assets (in $millions)                 $537,847
Ratio of expenses to net assets (c,d)        1.25%                 Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio (a)                  0.00%                 Investment income ratio (a)                   0.00%
Total Return (a)                           (31.76)%                Total Return (a)                          (21.37)%

Mid Cap Growth                                                     Investors Growth
Units                                      59,845                  Units                                       41,917
Unit value                                  $7.72                  Unit value                                   $7.94
Net assets (in $millions)                $461,813                  Net assets (in $millions)                 $332,756
Ratio of expenses to net assets (c,d)        1.25%                 Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio (a)                  0.00%                 Investment income ratio (a)                   0.21%
Total Return (a)                           (22.83)%                Total Return (a)                           (20.61)%

Growth Stock                                                       High Yield
Units                                     114,820                  Units                                       35,851
Unit value                                  $8.22                  Unit value                                   $8.90
Net assets (in $millions)                $943,545                  Net assets (in $millions)                 $318,998
Ratio of expenses to net assets (c, d)       1.25%                 Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio (a)                  0.41%                 Investment income ratio (a)                   7.80%
Total Return (a)                           (17.82)%                Total Return (a)                           (11.02)%

Capital Growth                                                     High Yield Bond
Units                                   7,731,365     4,651,027    Units                                    2,226,753    2,031,203
Unit value                                  $6.92         $9.04    Unit value                                   $8.73        $8.81
Net assets (in $millions)             $53,527,908   $42,072,455    Net assets (in $millions)              $19,435,265  $17,880,036
Ratio of expenses to net assets (c, d)       1.25%         1.25%   Ratio of expenses to net assets (d)           1.25%        1.25%
Investment income ratio (b)                  0.57%         0.53%   Investment income ratio                       6.63%        9.13%
Total Return (b)                           (23.46)%       (9.55)%  Total Return                                (0.85)%        0.14%

Large Company Index                                                Income
Units                                  30,203,045    33,151,014    Units                                      254,565
Unit value                                 $16.46        $21.43    Unit value                                  $10.33
Net assets (in $millions)            $497,164,057  $710,357,827    Net assets (in $millions)               $2,630,484
Ratio of expenses to net assets (d)          1.25%         1.25%   Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio                      0.01%         0.97%   Investment income ratio (a)                   3.21%
Total Return                               (23.18)%      (13.25)%  Total Return (a)                              3.33%

Equity Income                                                      Bond Index
Units                                   2,167,092     1,263,216    Units                                    9,425,931    6,769,804
Unit value                                  $7.03         $9.28    Unit value                                  $15.45       $14.26
Net assets (in $millions)             $15,229,238   $11,811,986    Net assets (in $millions)             $145,645,848  $96,573,661
Ratio of expenses to net assets (c,d)        1.25%         1.25%   Ratio of expenses to net assets (d)           1.25%        1.25%
Investment income ratio (b)                  1.11%         1.55%   Investment income ratio                       5.24%        6.03%
Total Return (b)                           (24.71)%       (7.22)%  Total Return                                  8.32%        7.11%

Balanced                                                           Limited Maturity Bond
Units                                  36,447,809    40,444,678    Units                                      462,542
Unit value                                 $16.14        $18.01    Unit value                                  $10.33
Net assets (in $millions)            $588,246,733  $728,372,323    Net assets (in $millions)               $4,778,358
Ratio of expenses to net assets (d)          1.25%         1.25%   Ratio of expenses to net assets (c,d)         1.25%
Investment income ratio                      0.00%         3.06%   Investment income ratio (a)                   1.98%
Total Return                               (10.38)%       (4.69)%  Total Return (a)                              3.31%

Money Market
Units                                  36,514,208    38,135,381
Unit value                                  $1.28         $1.28
Net assets (in $millions)             $46,880,959   $48,884,645
Ratio of expenses to net assets (d)          1.25%         1.25%
Investment income ratio                      1.31%         3.58%
Total Return                                 0.16%         2.49%

(a) Commenced operations on April 30, 2002
(b) Commenced operations on March 1, 2001
(c) Annualized
(d) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the redemption of units.

                                       FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL and LB
Set forth on the following pages are the audited financial statements of Thrivent Financial, AAL and LB.

                                                   Thrivent Financial for Lutherans

                                                  Consolidated Financial Statements

                                                Years Ended December 31, 2002 and 2001

ERNST & YOUNG (logo)                                                               Ernst & Young, LLP
                                                                                   220 South Sixth Street, Ste. 1400
                                                                                   Minneapolis, MN  55402-4509
                                                                                   Phone:  (612) 343-1000
                                                                                   www.ey.com

                                                   Report of Independent Auditors

The Board of Directors
Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2002 and
2001, and the related consolidated statements of operations, changes in members' equity and cash flows for the years then ended.
These financial statements are the responsibility of Thrivent Financial's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the 2001 financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related consolidated financial statement totals, which reflect total revenues constituting 44% of the related consolidated financial statement totals for the year then ended, and which reflect net income
(loss) constituting approximately (3)% of the related consolidated financial statement totals for the year then ended.  Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2002 and 2001, and the
consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 29, 2003

/s/ Ernst & Young, LLP
-----------------------------------
Ernst & Young, LLP

                                                   Thrivent Financial for Lutherans

                                                      Consolidated Balance Sheets

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                                   $  26,793            $  21,101
          Equity securities                                                                      1,379                1,584
      Fixed maturities held to maturity, at amortized cost                                                            1,757
                                                                                                     -
      Mortgage loans                                                                             5,812                5,698
      Real estate                                                                                  119                  121
      Contract loans                                                                             1,272                1,276
      Short-term investments                                                                       667                  325
      Other investments                                                                            326                  414
                                                                                   -------------------- --------------------
      Total investments                                                                         36,368               32,276

  Cash and cash equivalents                                                                      1,753                1,303
  Accrued investment income                                                                        363                  346
  Deferred acquisition costs                                                                     1,723                1,934
  Other assets                                                                                     331                  261
  Separate account assets                                                                        7,354                9,777
                                                                                   -------------------- --------------------
Total Assets                                                                                 $  47,892            $  45,897
                                                                                   ==================== ====================

Liabilities and Members' Equity
  Contract liabilities and accruals:
      Future contract benefits                                                               $  10,836            $  10,047
      Unpaid claims and claim expenses                                                             186                  167
                                                                                   -------------------- --------------------
      Total contract liabilities and accruals                                                   11,022               10,214

  Contractholder funds                                                                          21,090               19,339
  Amounts due to brokers                                                                         2,169                  662
  Other liabilities                                                                                639                  609
  Liabilities related to separate accounts                                                       7,317                9,726
                                                                                   -------------------- --------------------
Total Liabilities                                                                               42,237               40,550

Members' Equity
  Retained earnings                                                                              4,850                5,142
  Accumulated other comprehensive income                                                           805                  205
                                                                                   -------------------- --------------------
Total Members' Equity                                                                            5,655                5,347
                                                                                   -------------------- --------------------
Total Liabilities and Members' Equity                                                        $  47,892            $  45,897
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Operations

                                                                                            Years ended December 31
                                                                                          2002                  2001
                                                                                   --------------------  --------------------
                                                                                                 (in Millions)
Revenue
      Insurance premiums                                                                     $   1,311             $   1,266
      Contract charges                                                                             529                   544
      Net investment income                                                                      2,180                 2,171
      Net realized investment gains (losses)                                                     (324)                    16
      Mutual fund and other revenue                                                                175                   188
                                                                                   --------------------  --------------------
Total revenue                                                                                    3,871                 4,185

Benefits and expenses
      Contract claims and other benefits                                                           929                   858
      Increase in contract reserves                                                                780                   773
      Interest credited                                                                          1,094                 1,128
      Surplus refunds                                                                              323                   344
                                                                                   --------------------  --------------------
      Total benefits                                                                             3,126                 3,103

      Underwriting, acquisition and insurance expenses                                             648                   578
      Amortization of deferred acquisition costs                                                   194                   168
      Fraternal benefits and expenses                                                              195                   201
                                                                                   --------------------  --------------------
      Total expenses                                                                             1,037                   947
                                                                                   --------------------  --------------------
Total benefits and expenses                                                                      4,163                 4,050
                                                                                   --------------------  --------------------

Net income (loss)                                                                            $   (292)              $    135
                                                                                   ====================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                        Consolidated Statements of Changes in Members' Equity

                                                                                     Accumulated
                                                                                        other                    Total
                                                             Retained               comprehensive              members'
                                                             earnings                  income                   equity
                                                       ---------------------  --------------------------  --------------------

                                                                                   (in millions)

Balance at January 1, 2001                                        $   5,007                   $      69             $   5,076

Comprehensive income
  Net income                                                            135                           -                   135
  Change in unrealized gains/losses
    on securities available for sale                                      -                         136                   136
                                                                                                          --------------------
Total comprehensive income                                                                                                271
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2001                                          5,142                         205                 5,347

Comprehensive income
  Net loss                                                            (292)                           -                 (292)
  Change in unrealized gains/losses
    on securities available for sale                                      -                         615                   615
  Minimum pension liability adjustment                                    -                                              (15)
                                                                                                   (15)
                                                                                                          --------------------
Total comprehensive income                                                                                                308
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2002                                      $   4,850                  $      805             $   5,655
                                                       =====================  ==========================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Cash Flows

                                                                                           Years Ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                   -----------------------------------------
                                                                                                (in Millions)

Operating Activities:
      Net Income (loss)                                                                      $   (292)             $    135
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in contract liabilities and accruals                                            809                  717
          Increase in contractholder funds                                                         443                  965
          Increase in deferred acquisition costs                                                  (25)                 (64)
          Realized losses (gains) on investments                                                   324                 (16)
          Provisions for amortization                                                               47                   39
          Changes in other assets and liabilities                                                 (13)                   69
                                                                                   -------------------- --------------------
      Net cash provided by operating activities                                                  1,293                1,845

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                                        (27,300)             (21,159)
          Sales, maturities and calls - fixed maturities                                        25,039               20,139
          Purchases - equities                                                                 (1,130)              (1,274)
          Sales - equities                                                                         957                1,029
      Securities held to maturity:
          Purchases - fixed maturities                                                                                (185)
                                                                                                     -
          Maturities and calls - fixed maturities                                                                       382
                                                                                                     -
      Mortgage loans funded                                                                      (724)                (926)
      Mortgage loans repaid                                                                        620                  564
      Contract loans, net                                                                                              (27)
                                                                                                     4
      Other                                                                                        381                (105)
                                                                                   -------------------- --------------------
      Net cash used in investing activities                                                    (2,153)              (1,562)

Financing Activities:
      Universal life and investment contract receipts                                            2,196                1,437
      Universal life and investment contract withdrawals                                         (886)              (1,366)
                                                                                   -------------------- --------------------
      Net cash provided by financing activities                                                  1,310                   71
                                                                                   -------------------- --------------------
Net increase in cash and cash equivalents                                                          450                  354
Cash and cash equivalents, beginning of year                                                     1,303                  949
                                                                                   -------------------- --------------------
Cash and cash equivalents, end of year                                                       $   1,753            $   1,303
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                              Notes to Consolidated Financial Statements

                                                          December 31, 2002

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL).  The merged organization began operating by its new name, Thrivent Financial for Lutherans (Thrivent Financial), midyear after the new name was approved by its members and appropriate regulators.  Until that time, the legal name of the organization was AAL, although it did business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB).  Thrivent Financial, a fraternal benefit society, provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  Thrivent Financial members are served by financial associates across the country and are offered ancillary financial services through various Thrivent Financial subsidiaries and affiliates.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger of LB with and into AAL and include AAL's and LB's financial information as if LB had always been part of AAL.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiary, Thrivent Financial
Holdings, Inc., which is the parent company of a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Fixed maturity securities that Thrivent Financial has both the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost.  All other fixed maturity securities and marketable equity securities are classified as available-for-sale and carried at fair value.  Unrealized gains and losses on securities classified as available-for-sale are carried, net of deferred acquisition costs, as a component of accumulated other comprehensive income.  When there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings as a realized investment loss.

On January 1, 2001, Thrivent Financial adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative
Instruments and Hedging Activities".  Statement No. 133 requires Thrivent Financial to recognize all derivative instruments on the balance sheet at fair value.  Because of Thrivent Financial's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of Thrivent Financial.  However, as allowed by Statement No. 133, as of January 1, 2001, Thrivent Financial transferred $871 million of its 'held to maturity' securities to the available for sale category.  In conjunction with the business combination, Thrivent Financial transferred its remaining held to maturity securities with book value of $1.8 billion to the available for sale category on January 1, 2002. The effect of these transfers on accumulated other comprehensive income is described in Note 2.

The cost of fixed maturity investments is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  Such amortization or accretion is included in net investment income.

Realized investment gains and losses on the sale of investments are recognized in the Consolidated Statements of Operations using the specific identification method.

Mortgage loans generally are stated at their unpaid principal balances adjusted for premium and discount amortization and an allowance for uncollectible balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Contract loans are generally valued at the aggregate unpaid balances.  Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

Securities loaned under Thrivent Financial's securities lending agreement are stated in the  Consolidated Balance Sheets at amortized cost or fair market value, consistent with Thrivent Financial's classifications of such securities as held to maturity or available for sale.  Thrivent Financial measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and contract issue expenses.  For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Contract Liabilities and Accruals
Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health contracts.
These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk.  Fees charged on separate account contractholder deposits are included in contract charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to contract account balances and benefits incurred in excess of contract
account balances.  Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Surplus Refunds
Surplus refunds are recognized over the contract year and are reflected in the Consolidated Statements of Operations.  The majority of life insurance contracts, except for universal life and term contracts, begin to receive surplus refunds at the end of the second contract year.  Surplus refunds are not currently being paid on most interest-sensitive and health insurance contracts.  Surplus refund
scales are approved annually by Thrivent Financial's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.  Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consist primarily of concessions and investment advisory fees.

Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Thrivent Financial's subsidiary, Thrivent Financial Holdings, Inc. and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes recorded in the Consolidated Statements of Operations consisted of federal and state income tax expense (benefit) of ($8) million and $3 million for the years ended December 31, 2002 and 2001, respectively.  At December 31, 2002 and 2001, Thrivent Financial Holdings, Inc. had recorded a net deferred federal income tax liability of $37 million and $41 million, respectively.  The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits, unrealized investment gains on securities available for sale and deferred acquisitions costs as computed for financial statement and tax return purposes.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

                                                   Thrivent Financial for Lutherans

                                        Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

Thrivent Financial's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                       Gross              Gross          Estimated
                                                  Amortized          Unrealized         Unrealized          Fair
                                                    Cost               Gains             Losses            Value
                                              ------------------ ------------------- ---------------- -----------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 2002:
    Fixed maturity securities:
     Loan-backed obligations of U.S.
       Government corporations
       and agencies                                     $ 5,680              $  145           $    -           $ 5,825
     U.S. Treasury securities and non-
       loan-backed obligations of U.S.
       Government corporations and
       agencies                                             948                  59                              1,007
                                                                                                   -
     Corporate and other bonds                           14,635               1,093            (188)            15,540
     Mortgage & asset-backed securities                   4,220                 215                              4,421
                                                                                                (14)
                                              ------------------ ------------------- ---------------- -----------------
     Total fixed maturity securities                     25,483               1,512            (202)            26,793
    Equity securities                                     1,567                  68            (256)             1,379
                                              ------------------ ------------------- ---------------- -----------------
Total                                                  $ 27,050             $ 1,580         $  (458)          $ 28,172
                                              ================== =================== ================ =================

                                                                            Gross                Gross            Estimated
                                                     Amortized            Unrealized           Unrealized           Fair
                                                       Cost                 Gains               Losses              Value
                                                 ------------------  --------------------  ------------------ ------------------
                                                                                 (In Millions)
Available for sale securities at
  December 31, 2001:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                     $   5,334               $    57           $    (19)          $   5,372
      U.S. Treasury securities and non-
        loan-backed obligations of U.S.
        Government corporations and
        agencies                                                                      28
                                                               670                                       (2)                696
      Corporate and other bonds                             11,888                   318                                 12,002
                                                                                                       (204)
      Mortgage & asset-backed securities                                              84
                                                             2,965                                      (18)              3,031
                                                 ------------------  --------------------  ------------------ ------------------
      Total fixed maturity securities                       20,857                   487                                 21,101
                                                                                                       (243)
    Equity securities                                                                242
                                                             1,554                                     (212)              1,584
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $  22,411              $    729            $  (455)          $  22,685
                                                 ==================  ====================  ================== ==================

Held to maturity securities at
  December 31, 2001:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies                          $    16               $     1             $     -            $    17
      Corporate bonds                                                                 52
                                                             1,741                                       (8)              1,785
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $   1,757               $    53            $    (8)          $   1,802
                                                 ==================  ====================  ================== ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  Available for Sale
                                                                                           ----------------------------------
                                                                                             Amortized            Fair
                                                                                                Cost             Value
                                                                                           ---------------  -----------------
                                                                                                   (in millions)

Due in one year or less                                                                            $  700             $  705
Due after one year through five years                                                               6,494              6,844
Due after five years through ten years                                                              5,921              6,322
Due after ten years                                                                                 2,468              2,676
                                                                                           ---------------  -----------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                                                               15,583             16,547
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                                                          5,680              5,825
Mortgage and asset-backed securities                                                                4,220              4,421
                                                                                           ---------------  -----------------
Total fixed maturity securities                                                                   $25,483           $ 26,793
                                                                                           ===============  =================

Major categories of Thrivent Financial's investment income are summarized as follows :

                                                                                                 Years Ended December 31
                                                                                                2002               2001
                                                                                           ---------------  -------------------
                                                                                                      (in Millions)

Fixed maturity securities                                                                         $ 1,503              $ 1,487
Equity securities                                                                                      29                   29
Mortgage loans                                                                                        445                  446
Investment real estate                                                                                 32                   32
Contract loans                                                                                         87                   86
Other invested assets                                                                                 111                  114
                                                                                           ---------------  -------------------
Gross investment income                                                                             2,207                2,194
Investment expenses                                                                                    27                   23
                                                                                           ---------------  -------------------
Net investment income                                                                             $ 2,180              $ 2,171
                                                                                           ===============  ===================

Thrivent Financial's realized gains and losses on investments are summarized as follows:

                                                                                              Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                                                      $  207            $  210
         Gross realized losses                                                                      (379)             (221)
      Equity securities:
         Gross realized gains                                                                          99               134
         Gross realized losses                                                                      (255)             (134)
Other investments, net                                                                                  4
                                                                                                                         27
                                                                                         -----------------  ----------------
Net realized investment gains (losses)                                                           $  (324)            $   16
                                                                                         =================  ================

During 2002, Thrivent Financial recorded realized investment losses for declines in value that were deemed other than temporary on fixed maturity and equity securities totaling $132 million and $84 million, respectively.

Proceeds from sales of investments in bonds (net of maturities, prepayments and calls) were $21.8 billion and $18.0 billion in 2002 and 2001, respectively.  Gross gains of $204 million and $203 million and gross losses of $254 million and $208 million were realized on those sales in 2002 and 2001, respectively.

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income were as follows:
                                                                                                     December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)

Fair value adjustment to available for sale securities                                            $ 1,122            $  271
Deferred acquisition costs                                                                          (302)
                                                                                                                       (66)
                                                                                         -----------------  ----------------
Net unrealized gains on available for sale securities                                              $  820            $  205
                                                                                         =================  ================

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                Years Ended December 31
                                                                                               2002                2001
                                                                                         -----------------  -------------------
                                                                                                     (in Millions)

Fixed maturity securities available for sale                                                      $ 1,024               $  396
Effect of transfer of held to maturity securities to
      available for sale (Note 1)                                                                      45                   18
Equity securities available for sale                                                                (218)                (203)
Change in deferred acquisition costs                                                                (236)                 (75)
                                                                                         -----------------  -------------------
                                                                                                   $  615               $  136
                                                                                         =================  ===================

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment as follows:

                                                                                               Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Unrealized gains/losses on securities
  available for sale                                                                               $  943            $  147
    Less:  reclassification adjustment for realized
      losses included in net income                                                                   328
                                                                                                                         11
                                                                                         -----------------  ----------------
Change in unrealized gains/losses on
  securities available for sale                                                                    $  615            $  136
                                                                                         =================  ================

Thrivent Financial invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties. Thrivent Financial manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types.  The unpaid principal balances of mortgage loans were as follows:

                                                                                                      December 31
                                                                                                 2002             2001
                                                                                            ---------------- ----------------
                                                                                                     (in Millions)
Mortgage loans:
      Residential and commercial                                                                    $ 5,179          $ 5,097
      Loans to Lutheran Churches                                                                        705              683
                                                                                            ---------------- ----------------

        Total mortgage loans                                                                        $ 5,884          $ 5,780
                                                                                            ================ ================

The following table presents changes in the allowance for credit losses:

                                                                                               Years Ended December 31
                                                                                                2002              2001
                                                                                         ------------------- ----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                        $    82            $  89
Provisions for credit losses (credit)                                                                  (10)              (7)
                                                                                         ------------------- ----------------
Balance at end of year                                                                              $    72            $  82
                                                                                         =================== ================

Thrivent Financial's investment in mortgage loans includes $60 million and $96 million of loans that are considered to be impaired at December 31, 2002 and 2001, respectively, for which the related allowance for credit losses are $10 million and $15 million at
December 31, 2002 and 2001, respectively.  The average recorded investment in impaired loans during the years ended December 31,
2002 and 2001, was $80 million and $103 million, respectively.  Thrivent Financial recorded interest income, using the cash method, on impaired loans of $4 million and $7 million for 2002 and 2001, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                               Years Ended December 31
                                                                                               2002               2001
                                                                                         -----------------  -----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                      $ 1,934            $ 1,945
Capitalization of acquisition costs                                                                   219                232
Acquisition costs amortized                                                                         (194)              (168)
Change due to unrealized investment gains (losses)                                                  (236)               (75)
                                                                                         -----------------  -----------------

Balance at end of year                                                                            $ 1,723            $ 1,934
                                                                                         =================  =================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

Thrivent Financial offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, Thrivent Financial provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the consolidated financial statements and the plans' funding status:

                                                           Retirement Plans                     Other Benefits
                                                                               December 31
                                                       2002                2001              2002              2001
                                                 ------------------  ----------------- -----------------  ---------------
                                                                              (In Millions)
Projected benefit obligation for
  services rendered to date                                $   524             $  478            $   75            $  73
Plan assets at fair value                                      402                453
                                                                                                      -                -
                                                 ------------------  ----------------- -----------------  ---------------
Funded status of the plan                                $   (122)           $   (25)          $   (75)          $  (73)
                                                 ==================  ================= =================  ===============

Accumulated benefit obligation                             $   444             $  390            $   75            $  73
                                                 ==================  ================= =================  ===============

Accrued liability included in
  consolidated balance sheets                               $   42             $   17            $   71            $  65
                                                 ==================  ================= =================  ===============

At December 31, 2002, the accumulated benefit obligation of one of Thrivent Financial's retirement plans exceeds the fair value of plan assets.  As a result, Thrivent Financial has accrued a minimum pension liability of $15 million with a corresponding reduction in accumulated other comprehensive income.

The following summarizes certain assumptions and activity included in the preceding schedules:

                                                            Retirement Plans                            Other Benefits
                                                                               Year Ended December 31
                                                       2002                  2001                  2002                  2001
                                                 ------------------    ------------------    ------------------     ---------------

Discount rate                                          7.0%                7.0-7.5%                7.0%                  7.5%
Expected return on plan assets                         9.0%                8.5-9.0%                  -                     -
Rate of compensation increase                          5.0%                  5.0%                    -                     -
Health care trend rate                                   -                     -                     -                   6.0%
Initial health care trend rate                           -                     -                   10.0%                   -
Ultimate health care trend rate -
  reached in 2008                                        -                     -                   5.0%                    -

                                                  Retirement Plans                                Other Benefits
                                                                     Years ended December 31
                                            2002                    2001                    2002                  2001
                                     --------------------    --------------------    --------------------   ------------------
                                                                          (In Millions)

Benefit cost                                     $    10                 $     6                 $    10               $    9
Employer contributions                                 -                       3                       4                    2
Employee contributions                                 5                       3                       2                    1
Benefits paid                                         21                      19                       5                    3

During 2002, certain eligible employees were given a one-time choice between two different retirement programs.  Employees could either remain in the current traditional retirement program or elect to move to a new program.  The current traditional plan focuses on retirement income, whereas the new plan focuses on capital accumulation and portability.  All new hires will be covered under the new plan.  In addition, three defined benefit retirement plans were merged into one retirement plan, and three 401(K) savings plans were merged into one 401(K) savings plan on December 31, 2002.

At December 31, 2002 and 2001, $148 million and $151 million, respectively of the retirement plans assets were held on deposit with
Thrivent Financial and invested in corporate bonds, mortgage loans and equity securities through a deposit administration fund, which is part of the general assets of Thrivent Financial.  The related retirement liabilities of $167 million and $156 million at
December 31, 2002 and 2001, respectively, are included in future contract benefits and other liabilities in the Consolidated Balance
Sheets.

Thrivent Financial also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section
401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of its general agents.

At December 31, 2002 and 2001, approximately $157 million and $152 million, respectively, of the defined contribution retirement plans' assets were held by Thrivent Financial and the remaining plan assets were held in separate trusts.  An accrued liability of
$157 million and $152 million was included in future contract benefits at December 31, 2002 and 2001, respectively, for the portion of plan assets held by Thrivent Financial. Expenses related to the defined contribution retirement plans for the year ended December
31, 2002 and 2001 were $17 million and $18 million, respectively.  Accumulated vested deferred compensation benefits at December 31,
2002 and 2001 totaled $75 million and $71 million, respectively, and are included in other liabilities.

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual which was adopted by the primary states regulating Thrivent Financial.  The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future contract benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members'
equity rather than as a liability; (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the contractholders' accounts rather than including as revenues the premiums received on these contracts; (g) expenses include interest added to the contractholders' accounts rather than reserve changes related to the
investment portion of these contracts;               (h) subsidiaries are consolidated rather than being recorded on an equity basis; and (i) benefit reserves are net level or account value rather than modified reserve bases, such as the Commissioner's
Reserve Valuation Method.

Summarized statutory-basis financial information for Thrivent Financial is as follows:

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets                                                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

Liabilities                                                                                  $  38,561            $  36,262
Unassigned funds                                                                                 2,644                2,994
                                                                                   -------------------- --------------------
Total liabilities and unassigned funds                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

                                                                                            Year ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Gain from operations before net realized capital losses                                         $    1              $    39
Net realized capital losses                                                                      (333)                 (54)
                                                                                   -------------------- --------------------
      Net loss from operations                                                                   (332)                 (15)

Total other changes                                                                               (18)                 (25)
                                                                                   -------------------- --------------------

Net change in unassigned surplus                                                             $   (350)             $   (40)
                                                                                   ==================== ====================

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Short-term Investments
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.  Estimated fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
The fair values for Thrivent Financial's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in contractholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of Thrivent Financial's financial instruments are as follows:

                                                              2002                                  2001
                                                  ------------------------------------  ------------------------------------
                                                      Carrying          Estimated           Carrying          Estimated
                                                       Value            Fair Value           Value            Fair Value
                                                  -----------------  -----------------  -----------------  -----------------
                                                                                (in Millions)
Financial Assets:
      Fixed maturities                                    $ 26,793           $ 26,793           $ 22,858           $ 22,903
      Equity securities                                      1,379              1,379              1,584              1,584
      Mortgage loans                                         5,812              6,507              5,698              5,968
      Short-term investments                                   667                667                325                325
      Cash and cash equivalents                              1,753              1,753              1,303              1,303
      Contract loans                                         1,272              1,272              1,276              1,276
      Separate account assets                                7,354              7,354              9,777              9,777

Financial Liabilities:
      Deferred annuities                                    11,340             11,254             10,175             10,119
      Separate account liabilities                           7,317              7,317              9,726              9,726
      Other                                                  1,441              1,437              1,408              1,404

Note 7.  Commitments and Contingent Liabilities

Thrivent Financial is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also,
Thrivent Financial has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent
Financial, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  Thrivent Financial believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Financial.

Contingent liabilities arising from litigation, tax, commitments to provide capital to subsidiaries and other matters are not considered material in relation to the financial position of Thrivent Financial.  Thrivent Financial has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of a guarantee of a letter of credit, Thrivent Financial is obligated to advance a maximum of $45 million if an
Appleton, Wisconsin based civic organization is unable to make timely payments on its debt.  Thrivent Financial's guarantee is secured by the civic organization's assets that include all funds held by the organization to support the debt and the organization's building.  Thrivent Financial would acquire these assets in the event of default.

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $169 million and $228 million at
December 31, 2002 and 2001, respectively.  Commitments to purchase other invested assets were $310 million and $132 million at
December 31, 2002 and 2001, respectively.

Note 8.  Business Combination

On January 1, 2002 LB merged with and into AAL in a pooling-of-interests transaction and accordingly all 2001 financial information has been restated to include the historical information of both companies.

Separate company financial information reported on a condensed basis for 2001 was as follows:

                                                                       December 31, 2001
                                                                         (in millions)
Total assets at year end
      AAL                                                                   $ 23,478
      LB                                                                      22,419
                                                                       -------------------
                                                                       -------------------
         Total                                                              $ 45,897
                                                                       ===================

                                                                           Year Ended
                                                                       December 31, 2001
                                                                         (in millions)
Net income
      AAL                                                                     $ 139
      LB                                                                         (4)
                                                                       -------------------
                                                                       -------------------
         Total                                                                $ 135
                                                                       ===================

Integration costs incurred during 2002 associated with the merger include $47 million related to severance and other employee-related charges and $48 million of other charges.  Of these amounts, $18 million was accrued at December 31, 2002.

                                                   Aid Association for Lutherans

                                                 Consolidated Financial Statements

                                               Years ended December 31, 2000 and 1999

                                                   Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and
1999, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for the years then ended.  These financial statements are the responsibility of AAL's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001
except for Note 8, for which the date is
January 1, 2002

/s/ Ernst & Young, LLP
--------------------------------------------
Ernst & Young, LLP
Milwaukee, WI

                                                   Aid Association for Lutherans

                                                    Consolidated Balance Sheets

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Assets
  Investments:
       Securities available for sale, at fair value
            Fixed maturities                                                                     $ 11,281               $  9,952
            Equity securities                                                                         825                    849
       Fixed maturities held to maturity, at amortized cost                                         2,810                  3,261
       Mortgage loans                                                                               3,092                  3,151
       Real estate                                                                                     45                     62
       Certificate loans                                                                              501                    494
       Other invested assets                                                                           67                     10
                                                                                      --------------------  ---------------------
       Total investments                                                                           18,621                 17,779

  Cash and cash equivalents                                                                           200                    243
  Premiums and fees receivable                                                                         47                     22
  Accrued investment income                                                                           222                    212
  Deferred acquisition costs                                                                          764                    807
  Property and equipment                                                                               88                     89
  Assets held in separate accounts                                                                  2,164                  2,002
  Other assets                                                                                          6                      4
                                                                                      --------------------  ---------------------
Total Assets                                                                                     $ 22,112               $ 21,158
                                                                                      ====================  =====================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
       Future certificate benefits                                                               $  3,155               $  2,970
       Unpaid claims and claim expenses                                                               119                     84
                                                                                      --------------------  ---------------------
       Total certificate liabilities and accruals                                                   3,274                  3,054

  Certificateholder funds                                                                          13,874                 13,582
  Liabilities related to separate accounts                                                          2,164                  2,002
  Other liabilities                                                                                   176                    166
                                                                                      --------------------  ---------------------
Total Liabilities                                                                                  19,488                 18,804

Certificateholders' Surplus
  Accumulated surplus                                                                               2,591                  2,363
  Accumulated other comprehensive income (deficit)                                                     33                    (9)
                                                                                      --------------------  ---------------------
Total Certificateholders' Surplus                                                                   2,624                  2,354
                                                                                      --------------------  ---------------------
Total Liabilities and Certificateholders' Surplus                                                $ 22,112               $ 21,158
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                                 Consolidated Statements of Income

                                                                                                Years Ended December 31
                                                                                              2000                   1999
                                                                                      ---------------------  ---------------------
                                                                                                     (In Millions)

Revenue
       Insurance premiums                                                                          $   470                $   419
       Insurance charges                                                                               318                    307
       Net investment income                                                                         1,330                  1,266
       Net realized investment gains                                                                    94                    103
       Other revenue                                                                                   110                     96
                                                                                      ---------------------  ---------------------
Total revenue                                                                                        2,322                  2,191

Benefits and expenses
       Certificate claims and other benefits                                                           431                    383
       Increase in certificate reserves                                                                197                    184
       Interest credited                                                                               840                    809
       Surplus refunds                                                                                 120                    115
                                                                                      ---------------------  ---------------------
       Total benefits                                                                                1,588                  1,491

       Underwriting, acquisition and insurance expenses                                                378                    355
       Fraternal benefits and expenses                                                                 128                    119
                                                                                      ---------------------  ---------------------
       Total expenses                                                                                  506                    474
                                                                                      ---------------------  ---------------------
Total benefits and expenses                                                                          2,094                  1,965
                                                                                      ---------------------  ---------------------
Net income                                                                                         $   228                $   226
                                                                                      =====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                 Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                     Accumulated
                                                                                        other                     Total
                                                             Accumulated             comprehensive         certificateholders'
                                                               surplus              income (deficit)             surplus
                                                        ----------------------  --------------------------------------------------

                                                                                      (In Millions)

Balance at January 1, 1999                                          $   2,137                 $    411                  $   2,548

Comprehensive loss
  Net income                                                              226                        -                        226
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                    (420)                      (420)
                                                                                                         -------------------------
Total comprehensive loss                                                                                                    (194)
                                                        ----------------------  -----------------------  -------------------------

Balance at December 31, 1999                                            2,363                      (9)                      2,354

Comprehensive income
  Net income                                                              228                        -                        228
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                       42                         42
                                                                                                         -------------------------
Total comprehensive income                                                                                                    270
                                                        ----------------------  -----------------------  -------------------------
Balance at December 31, 2000                                        $   2,591                  $    33                  $   2,624
                                                        ======================  =======================  =========================

*  Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                                                         2000                      1999
                                                                                -----------------------  -------------------------
Unrealized gains/losses on securities
  available for sale                                                                          $    214                 $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                                                 172                        183
                                                                                -----------------------  -------------------------
Change in unrealized gains/losses on
  securities available for sale                                                                $    42                 $    (420)
                                                                                =======================  =========================

See accompanying notes.

                                                   Aid Association for Lutherans

                                               Consolidated Statements of Cash Flows

                                                                                               Years Ended December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Operating Activities:
       Net Income                                                                                 $   228                $   226
       Adjustments to reconcile net income to net cash
         provided by operating activities:
            Increase in certificate liabilities and accruals                                          220                    156
            Increase in certificateholder funds                                                       506                    488
            Increase in deferred acquisition costs                                                   (17)                   (24)
            Realized gains on investments                                                            (94)                  (103)
            Provisions for amortization and depreciation                                               18                     19
            Changes in other assets and liabilities                                                   (1)                      9
                                                                                      --------------------  ---------------------
       Net cash provided by operating activities                                                      860                    771

Investing Activities:
       Securities available for sale:
            Purchases - fixed maturities                                                          (3,518)                (3,839)
            Sales - fixed maturities                                                                1,625                  1,449
            Maturities and calls- fixed maturities                                                    790                    972
            Purchases - equities                                                                    (768)                  (580)
            Sales - equities                                                                          732                    636
       Securities held to maturity:
            Purchases                                                                               (156)                   (82)
            Maturities and calls                                                                      616                    730
       Mortgage loans funded                                                                        (184)                  (249)
       Mortgage loans repaid                                                                          266                    266
       Certificate loans, net                                                                         (7)                      6
       Other                                                                                         (85)                   (51)
                                                                                      --------------------  ---------------------
       Net cash used in investing activities                                                        (689)                  (742)

Financing Activities:
       Universal life and investment contract receipts                                              1,045                  1,028
       Universal life and investment contract withdrawals                                         (1,259)                (1,046)
                                                                                      --------------------  ---------------------
       Net cash used in financing activities                                                        (214)                   (18)
                                                                                      --------------------  ---------------------
Net increase (decrease) in cash and cash equivalents                                                 (43)                     11
Cash and cash equivalents, beginning of year                                                          243                    232
                                                                                      --------------------  ---------------------
Cash and cash equivalents, end of year                                                            $   200                $   243
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                             Notes to Consolidated Financial Statements

                                                         December 31, 2000

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force.  It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various
AAL subsidiaries and affiliates.  Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC).
CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.  Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent.
Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity.  Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income.  The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances.  Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale.  AAL measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and certificate issue expenses.
For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation.  The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives.  Accumulated depreciation was $111,000,000 and $102,000,000 at
December 31, 2000 and 1999, respectively.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.  Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6%
for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.  The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates.  These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk.  Fees charged on separate account certificateholder deposits are included in insurance charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances.  Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income.  The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year.  Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates.  Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.
Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue
Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, income earned by AAL is generally exempt from taxation.  AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Recent Pronouncements
In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000.  Because of AAL's minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of
AAL.

Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                     Gross              Gross            Estimated
                                               Amortized           Unrealized         Unrealized            Fair
                                                Cost                 Gains              Losses             Value
                                        ---------------------   ----------------- -------------------------------------
                                                                        (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                $ 2,431               $  14          $ (23)               $ 2,422
       Obligations of other
         governments, states and
         political subdivisions                           17                   -               -                    17
       Corporate bonds                                 7,216                  91           (224)                 7,083
       Mortgage & asset-backed                         1,734                  31             (6)                 1,759
     securities
                                        ---------------------   ----------------- ---------------     -----------------
       Total fixed maturity securities                11,398                 136           (253)                11,281
    Equity securities                                    696                 175            (46)                   825
                                        ---------------------   ----------------- ---------------     -----------------
Total                                               $ 12,094               $ 311         $ (299)              $ 12,106
                                        =====================   ================= ===============     =================

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                    $  143                $  7           $   -                $  150
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                    107                   2               -                   109
       Obligations of other
         governments, states and
         political subdivisions                           39                   -               -                    39
       Corporate bonds                                 2,214                  53            (21)                 2,246
       Mortgage & asset-backed                           307                   6             (1)                   312
     securities
                                        ---------------------   ----------------- ---------------     -----------------
Total                                                $ 2,810               $  68          $ (22)               $ 2,856
                                        =====================   ================= ===============     =================

                                                                  Gross                 Gross                 Estimated
                                             Amortized            Unrealized            Unrealized              Fair
                                              Cost                Gains                   Losses                 Value
                                        ------------------   -----------------    ------------------------------------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                             $ 2,182               $   -                $ (86)                 $ 2,096
       Obligations of other
         governments, states and
         political subdivisions                        17                   -                     -                      17
       Corporate bonds                              6,585                  14                 (267)                   6,332
       Mortgage & asset-backed                      1,542                   1                  (36)                   1,507
     securities
                                        ------------------   -----------------    ------------------      ------------------
       Total fixed maturity securities             10,326                  15                 (389)                   9,952
    Equity securities                                 565                 299                  (15)                     849
                                        ------------------   -----------------    ------------------      ------------------
Total                                            $ 10,891               $ 314               $ (404)                $ 10,801
                                        ==================   =================    ==================      ==================

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                 $  165                $  3                $  (5)                  $  163
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                 128                   3                   (1)                     130
       Obligations of other
         governments, states and
         political subdivisions                        48                   -                   (1)                      47
       Corporate bonds                              2,525                  43                  (48)                   2,520
       Mortgage & asset-backed                        395                   4                   (4)                     395
     securities
                                        ------------------   -----------------    ------------------      ------------------
Total                                             $ 3,261               $  53                $ (59)                 $ 3,255
                                        ==================   =================    ==================      ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              Available for Sale                       Held to Maturity
                                                     -------------------------------------   -------------------------------------
                                                        Amortized              Fair             Amortized             Fair
                                                           Cost               Value                Cost               Value
                                                     -----------------   -----------------   -----------------  ------------------
                                                                                    (In Millions)

Due in one year or less                                        $  299              $  306              $  139              $  136
Due after one year through five years                           4,471               4,363               1,161               1,180
Due after five years through ten years                          2,210               2,184                 640                 652
Due after ten years                                               253                 247                 456                 467
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                            7,233               7,100               2,396               2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                      2,431               2,422                 107                 109
Mortgage and asset-backed securities                            1,734               1,759                 307                 312
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities                               $11,398             $11,281             $ 2,810             $ 2,856
                                                     =================   =================   =================  ==================

Major categories of AAL's investment income are summarized as follows:

                                                                                                   Years Ended December 31
                                                                                                   2000               1999
                                                                                             -----------------  ------------------
                                                                                                        (In Millions)

Fixed maturity securities                                                                             $ 1,001              $  942
Equity securities                                                                                          21                  13
Mortgage loans                                                                                            259                 270
Investment real estate                                                                                     10                  11
Certificate loans                                                                                          35                  35
Other invested assets                                                                                      13                   5
                                                                                             -----------------  ------------------
Gross investment income                                                                                 1,339               1,276
Investment expenses                                                                                         9                  10
                                                                                             -----------------  ------------------
Net investment income                                                                                 $ 1,330             $ 1,266
                                                                                             =================  ==================

AAL's realized gains and losses on investments are summarized as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)
Securities available for sale:
       Fixed maturity securities:
          Gross realized gains                                                                       $   17               $   14
          Gross realized losses                                                                        (45)                 (18)
       Equity securities:
          Gross realized gains                                                                          171                  152
          Gross realized losses                                                                        (76)                 (62)
Other investments, net                                                                                   27                   17
                                                                                         -------------------  -------------------
Net realized investment gains                                                                        $   94               $  103
                                                                                         ===================  ===================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                                       December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                               $   12             $   (90)
Increase in deferred acquisition costs                                                                   21                   81
                                                                                         -------------------  -------------------
Net unrealized gains (losses) on available for sale securities                                       $   33              $   (9)
                                                                                         ===================  ===================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fixed maturity securities available for sale                                                         $  257             $  (527)
Equity securities available for sale                                                                  (155)                  (9)
Deferred acquisition costs                                                                             (60)                  116
                                                                                         -------------------  -------------------
                                                                                                     $   42             $  (420)
                                                                                         ===================  ===================

AAL invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2000:

                                                                                                    Principal           Percent
                                                                                               ---------------------  ------------
                                                                                                  (In Millions)
Geographic Region:
       South Atlantic                                                                                      $  1,047          32.9
       Pacific                                                                                                  945          29.7
       Midwest                                                                                                  657          20.7
       Other                                                                                                    532          16.7
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

Property Type:
       Industrial                                                                                           $   994          31.2
       Office                                                                                                   754          23.7
       Retail                                                                                                   407          12.8
       Residential                                                                                              263           8.3
       Church                                                                                                   253           8.0
       Other                                                                                                    510          16.0
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

The following table presents changes in the allowance for credit losses:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at January 1                                                                                 $  107                $  118
Provisions for credit losses (credit)                                                                  (18)                  (11)
Charge offs                                                                                               -                     -
                                                                                         -------------------  --------------------
Balance at December 31                                                                               $   89                $  107
                                                                                         ===================  ====================

AAL's investment in mortgage loans includes $109,000,000 and $178,000,000 of loans that are considered to be impaired at December
31, 2000 and 1999, respectively, for which the related allowance for credit losses are $16,000,000 and $35,000,000 at December 31,
2000 and 1999, respectively.  The average recorded investment in impaired loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively.  AAL recorded interest income, using the accrual method, on impaired loans of
$8,000,000 and $14,000,000 for 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at beginning of year                                                                         $  807                $  667
Acquisition costs deferred:
       Commissions                                                                                       83                    81
       Other costs                                                                                       30                    29
                                                                                         -------------------  --------------------
       Total deferred                                                                                   113                   110
Acquisition costs amortized                                                                            (96)                  (86)
                                                                                         -------------------  --------------------
Increase in deferred acquisition costs                                                                   17                    24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)                                           (60)                   116
                                                                                         -------------------  --------------------
Total increase (decrease)                                                                              (43)                   140
                                                                                         -------------------  --------------------
Balance at end of year                                                                               $  764                $  807
                                                                                         ===================  ====================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                          Retirement Plans                            Other Benefits
                                                                                  December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------
                                                                                 (In Millions)
Projected benefit obligation for
  services rendered to date                                $  298               $  266               $   63                $   63
Plan assets at fair value                                     330                  332                    -                     -
                                               -------------------  -------------------  -------------------  --------------------
Funded (unfunded) status of
  the plan                                                 $   32               $   66             $   (63)              $   (63)
                                               ===================  ===================  ===================  ====================
Accrued liability included in
  consolidated balance sheet                               $   10               $   10               $   50                $   44

The following summarizes certain assumptions included in the preceding schedule:

                                                          Retirement Plans                            Other Benefits
                                                                             Years Ended December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------

Discount rate                                         7.5%                 7.5%                 7.5%                 7.5%
Expected return on plan assets                        9.0%                 9.0%                   -                    -
Rate of compensation increase                         5.0%                 5.0%                   -                    -
Health care trend rate                                  -                    -                  6.0%                 6.0%

                                             Savings Plan                  Retirement Plans                Other Benefits
                                                                        Years Ended December 31
                                         2000            1999            2000            1999           2000            1999
                                     --------------  --------------  --------------  -------------  --------------  --------------
                                                                            (In Millions)

Benefit cost                              $ -             $ -             $ -             $ 4            $ 9             $ 4
Employer contributions                      5               5               -               -              -               -
Employee contributions                     19              18               -               -              -               -
Benefits paid                              25              18              11              11              3               2

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures
Manual and a variety of other NAIC publications.  "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The more significant differences are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents'
debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates.  Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.  Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Assets                                                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

Liabilities                                                                                      $ 19,685               $ 19,044
Unassigned funds                                                                                    1,817                  1,756
                                                                                     ---------------------  ---------------------
Total liabilities and unassigned funds                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

                                                                                               Years ended December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Premium income and certificate proceeds                                                          $  1,835               $  1,849
Net investment income                                                                               1,321                  1,256
Other income                                                                                           34                     42
                                                                                     ---------------------  ---------------------
       Total income                                                                                 3,190                  3,147

Reserve increase                                                                                      505                    623
Certificateholders' benefits                                                                        1,801                  1,487
Surplus refunds                                                                                       121                    117
Commissions and operating costs                                                                       411                    402
Other                                                                                                 249                    350
                                                                                     ---------------------  ---------------------
       Total benefits and expenses                                                                  3,087                  2,979
                                                                                     ---------------------  ---------------------

Net gain from operations                                                                              103                    168
Net realized capital gains                                                                             66                     88
                                                                                     ---------------------  ---------------------
       Net income                                                                                 $   169                $   256
                                                                                     =====================  =====================

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification.  The revised manual is effective January 1, 2001. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting.
The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and results in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                                    2000                                        1999
                                             -----------------------------------------   ----------------------------------------
                                                                       Estimated                                  Estimated
                                                    Cost              Fair Value                Cost              Fair Value
                                             -------------------  --------------------   -------------------  -------------------
                                                                                (In Millions)
Financial Assets:
       Fixed maturities                                $ 14,208              $ 14,137              $ 13,587             $ 13,207
       Equity securities                                    696                   825                   565                  849
       Mortgage loans                                     3,092                 3,393                 3,151                3,204
       Cash and cash equivalents                            200                   200                   243                  243
       Certificate loans                                    501                   501                   494                  494
       Separate account assets                            2,164                 2,164                 2,002                2,002

Financial Liabilities:
       Deferred annuities                                 7,398                 7,368                 7,419                7,368
       Separate account liabilities                       2,164                 2,164                 2,002                2,002
       Other                                                723                   719                   721                  718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of
AAL.  AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Note 8.  Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, pursuant to an agreement and plan of merger dated June 27,
2001.  The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

Lutheran Brotherhood
Consolidated Financial Statements
December 31, 2000 and 1999

PricewaterhouseCoopers LLP                                                         (LOGO)
                                                                                   PricewaterhouseCoopers LLP
                                                                                   650 Third Avenue South
                                                                                   Suite 1300
                                                                                   Minneapolis, MN 55402-4333
                                                                                   Telephone (612) 596-6000
                                                                                   Facsimile (612) 373-7160

                                                   Report of Independent Accountants

To the Board of Directors and Members of
Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of members'
equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society)
and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

   March 16, 2001

   /s/ PricewaterhouseCoopers, LLP
   ------------------------------------------
   Price WaterhouseCoopers, LLP

Lutheran Brotherhood
Consolidated Balance Sheet
(December 31, 2000 and 1999
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

  Assets                                                                                        2000              1999

Investments:
    Fixed income securities available for sale, at fair value                                     $ 7,374           $ 6,975
    Equity securities available for sale, at fair value                                               722               893
Mortgage loans                                                                                      2,236             2,102
Real estate                                                                                            65                63
Loans to contractholders                                                                              748               721
Short-term investments                                                                                290               208
Amounts due from brokers                                                                                7               346
Other invested assets                                                                                 216               122
                                                                                               ----------        ----------
       Total investments                                                                           11,658            11,430

Cash and cash equivalents                                                                             749             1,001
Deferred policy acquisition costs                                                                   1,181             1,159
Investment income due and accrued                                                                     137               133
Other assets                                                                                          156               167
Separate account assets                                                                             8,842             9,059
                                                                                               ----------        ----------
       Total assets                                                                              $ 22,723          $ 22,949
                                                                                               ==========        ==========

                                  Liabilities and Members' Equity

Liabilities:
    Contract reserves                                                                             $ 5,988           $ 5,551
    Contractholder funds                                                                            4,484             4,539
    Benefits in the process of payment                                                                 63                60
    Dividends payable                                                                                 117               111
    Amounts due to brokers                                                                            413             1,012
    Other liabilities                                                                                 364               313
    Separate account liabilities                                                                    8,842             9,059
                                                                                               ----------        ----------
       Total liabilities                                                                           20,271            20,645
                                                                                               ----------        ----------

Members' equity:
    Accumulated other comprehensive income                                                             36                16
    Retained earnings                                                                               2,416             2,288
                                                                                               ----------        ----------
       Total members' equity                                                                        2,452             2,304
                                                                                               ----------        ----------
       Total liabilities and members' equity                                                     $ 22,723          $ 22,949
                                                                                               ==========        ==========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Income
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                               2000           1999           1998

Revenues:
    Premiums                                                                    $ 585          $ 553          $ 504
    Net investment income                                                         799            748            735
    Net realized investment gains                                                  16             87            126
    Contract charges                                                              211            189            169
    Annuity considerations and other income                                       211            176            159
                                                                          ------------   ------------   ------------

       Total revenues                                                           1,822          1,753          1,693

Benefits and other deductions:
    Net additions to contract reserves                                            462            420            377
    Contractholder benefits                                                       643            612            597
    Dividends                                                                     230            217            198
    Commissions and operating expenses                                            223            213            176
    Amortization of deferred policy acquisition costs                              48             66            101
    Fraternal activities                                                           79             77             66
                                                                          ------------   ------------   ------------

       Total benefits and other deductions                                      1,685          1,605          1,515
                                                                          ------------   ------------   ------------

Income before income taxes                                                        137            148            178

Provision for income taxes                                                          9              1              5
                                                                          ------------   ------------   ------------

Net income                                                                      $ 128          $ 147          $ 173
                                                                          ============   ============   ============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Members' Equity
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                              Accumulated Other
                                                                       Comprehensive Income (Loss)

                                                                             Unrealized
                                                            Unrealized       Gains/Losses                       Total
                                       Comprehensive       Gains/Losses     Acquisition       Retained         Members'
                                       Income               Investments        Costs          Earnings          Equity

Balance at December 31, 1997                                  $ 373               $ (96)         $ 1,968           $ 2,245
Comprehensive income:
    Net income                              $ 173                 -                   -              173               173
    Other comprehensive income
          (loss)                               92               106                 (14)               -                92
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 265
                                           ======
Balance at December 31, 1998                                    479                (110)           2,141             2,510
Comprehensive income:
    Net income                              $ 147                 -                   -              147               147
    Other comprehensive income
          (loss)                             (353)             (527)                174                -              (353)
                                           ------             -----              -------       ---------          --------

       Total comprehensive income         $ (206)
                                           ======

Balance at December 31, 1999                                   (48)                   64           2,288             2,304
Comprehensive income:
    Net income                              $ 128                 -                    -             128               128
    Other comprehensive income
          (loss)                               20                96                 (76)               -                20
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 148
                                           ======

Balance at December 31, 2000                                  $  48               $ (12)         $ 2,416           $ 2,452
                                                              =====              =======       =========          ========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Cash Flows
For the years ended December 31, 2000, 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                           2000              1999              1998

Cash flows from operating activities:
    Net income                                                                $  128            $  147            $  173
    Adjustments to reconcile net income to net cash
          provided by operating activities:
       Depreciation and amortization                                              10                 3                 3
       Deferred policy acquisition costs                                         (98)              (64)              (32)
       Equity in earnings of other invested assets                                (8)               (5)                8
       Net realized investment gains                                             (16)              (87)             (126)
    Change in operating assets and liabilities:
       Loans to contractholders                                                  (27)              (22)              (18)
       Other assets                                                              (31)              (58)              (10)
       Contract reserves and contractholder funds                                382               371               168
       Other liabilities                                                          63                73                29
                                                                      ---------------   ---------------   ---------------

          Total adjustments                                                      275               211                22
                                                                      ---------------   ---------------   ---------------

          Net cash provided by operating activities                              403               358               195
                                                                      ---------------   ---------------   ---------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:
       Fixed income securities available for sale                              7,252             9,768            11,122
       Equity securities available for sale                                      430               564             1,125
       Mortgage loans                                                            184               228               520
       Short-term investments                                                    523               799               466
       Other invested assets                                                     376               133                28
    Costs of investments acquired
       Fixed income securities available for sale                             (8,076)           (9,869)          (10,981)
       Equity securities available for sale                                     (320)             (514)           (1,144)
       Mortgage loans                                                           (317)             (358)             (221)
       Short-term investments                                                   (598)             (599)             (660)
       Other invested assets                                                    (109)              (64)             (448)
                                                                      ---------------   ---------------   ---------------

          Net cash (used in) provided by investing activities                   (655)                88             (193)
                                                                      ---------------   ---------------   ---------------

Net (decrease) increase in cash and cash equivalents                            (252)               446                 2

Cash and cash equivalents, beginning of year                                   1,001               555               553
                                                                      ---------------   ---------------   ---------------

Cash and cash equivalents, end of year                                        $  749           $ 1,001            $  555
                                                                      ===============   ===============   ===============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
 (Dollars in millions)
--------------------------------------------------------------------------------------------------------------------------------------

1.  Organization and Basis of Presentation

Nature of Operations and Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for
Lutherans throughout the United States.  Also included in the accounts of the Society are its wholly owned subsidiary,
Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance
Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.  All significant intercompany balances and transactions have been eliminated in consolidation.

2.  Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Financial Statement Presentation
Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2000 financial statement presentation.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of
90 days or less.

Investments
See disclosures regarding the determination of fair value of financial instruments at Note 10.

Carrying value of investments is determined as follows:

             Fixed income securities                               Fair value
             Equity securities                                     Fair value
             Mortgage loans on real estate                         Amortized cost less impairment allowance
             Investment real estate                                Cost less accumulated depreciation and impairment
                                                                         allowance
             Real estate joint ventures                            Equity accounting method
             Real estate acquired through foreclosure              Lower of cost or fair value less estimated cost to sell
             Loans to contractholders                              Unpaid principal balance
             Short-term investments                                Amortized cost
             Other invested assets                                 Equity accounting method

Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Income.
Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs, are reported as other comprehensive income.

Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement.  Real estate is considered impaired when the carrying value exceeds the fair value.  In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

Deferred Policy Acquisition Costs
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred.  Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses.  Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period.  Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in equity.

For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

Separate Accounts
Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society.  Assets are valued at fair value.  The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net income.

Derivative Financial Instruments
The Society's current utilization of derivative financial instruments is not significant.  Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets.  These strategies use future contracts, option contracts, interest rate swaps and structured securities.  The Society does not use derivative instruments for speculative purposes.  Changes in the market value of these contracts are deferred and realized upon disposal of the hedged assets.  The effect of derivative transactions is not significant to the Society's results from operations or financial position.

Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133,
"Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended.  Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

Other Assets
Other assets include property and equipment reported at depreciated cost.  The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

Contract Reserves and Contractholder Funds
Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits.  Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals.  The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience.
Actual future experience could differ from these estimates.

Premium Revenue and Benefits to Contractholders
Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus.  Premiums are recognized as revenues when due.  Death and surrender benefits are reported as expenses when incurred.  Dividends to contractholders based on estimates of amounts to be paid for the period are reported separately as expenses.

Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed.  The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration.  Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to Contractholders

Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts.  Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment contracts consist of investment income and contract administration charges.  Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period.  Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts.  Considerations are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Recognition of Term Life and Health Revenue and Benefits to Contractholders

Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts.  Premiums are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Dividends
The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders.  Dividends charged to operations represent an estimation of those incurred during the current year.

Income Taxes
Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a
taxable entity.  LBFC and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes reflected on the Consolidated Statement of Income consisted of federal and state income tax expense of $9, $1 and $5 for the years ended December 31, 2000, 1999 and 1998, respectively.  At December 31, 2000 and 1999,
LBFC had recorded a net deferred federal income tax liability of $41 and $29, respectively.  The deferred tax liability is mainly due to the net effect of the temporary differences of reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

3.  Investments

Fixed Income Securities
Investments in fixed income securities at December 31, 2000 and 1999 follow:

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 2000
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  771            $ 36              $  1                  $  806
    Mortgage-backed securities                                    2,224              26                14                   2,236
    Non-investment grade bonds                                      725               5               106                     624
    All other corporate bonds                                     3,710              90                92                   3,708
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,430            $157              $213                 $ 7,374
                                                                =======            ====              ====                 =======

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 1999
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  798            $  1              $ 48              $  751
    Mortgage-backed securities                                    2,177               2                83               2,096
    Non-investment grade bonds                                      653               7                44                 616
    All other corporate bonds                                     3,612              60               160               3,512
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,240            $ 70              $335             $ 6,975
                                                                =======            ====              ====                 =======

Contractual Maturity of Fixed Income Securities
The amortized cost and fair value of fixed income securities available for sale as of December 31, 2000 are shown below by contractual maturity.  Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                                                                                      Amortized         Fair
Year to Maturity                                                                                        Cost           Value

One year or less                                                                                        $  123         $  123
After one year through five years                                                                        1,349          1,354
After five years through ten years                                                                       1,940          1,887
After ten years                                                                                          1,794          1,774
Mortgage-backed securities                                                                               2,224          2,236
                                                                                                --------------- --------------
       Total available for sale                                                                        $ 7,430        $ 7,374
                                                                                                =============== ==============

Equity Securities
Investments in equity securities and preferred stock at December 31, 2000 and 1999 are as follows:

                                                                                                           2000         1999

Cost                                                                                                        $618         $677
Gross unrealized gains                                                                                       171          257
Gross unrealized losses                                                                                       67           41
                                                                                                      -----------   ----------

Carrying value                                                                                              $722         $893
                                                                                                      ===========   ==========

Mortgage Loans and Real Estate
The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                       2000            1999

Mortgage loans:
    Residential and commercial                                                                        $ 1,865         $ 1,746
    Loans to Lutheran Churches                                                                            371             356
                                                                                                --------------  --------------

       Total mortgage loans                                                                           $ 2,236         $ 2,102
                                                                                                --------------  --------------

Real estate:
    To be disposed of                                                                                   $   1           $   -
    To be held and used                                                                                    64              63
                                                                                                --------------  --------------
       Total real estate                                                                                $  65           $  63
                                                                                                ==============  ==============

4.  Investment Income and Realized Gains and Losses

For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                         2000           1999           1998

Fixed income securities                                                                   $ 483          $ 466          $ 459
Equity securities                                                                            23             20             18
Mortgage loans                                                                              173            167            177
Real estate                                                                                  20             17             14
Loans to contractholders                                                                     48             47             45
Short-term investments                                                                       75             54             52
Other invested assets                                                                        21             18              4
                                                                                    ------------   ------------   ------------
       Gross investment income                                                              843            789            769

Investment expenses                                                                        (44)           (41)           (34)
                                                                                    ------------   ------------   ------------

Net investment income                                                                     $ 799          $ 748          $ 735
                                                                                    ============   ============   ============

For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2000           1999           1998

Fixed income securities:
    Realized gains                                                                        $  60          $  87          $  99
    Realized losses                                                                         (98)           (99)           (31)

Equity securities:
    Realized gains                                                                           87            115             86
    Realized losses                                                                         (38)           (22)           (39)

Other investments:
    Realized gains                                                                            6              6             13
    Realized losses                                                                          (1)             -             (2)
                                                                                    ------------   ------------   ------------

Total net realized investment gains                                                       $  16          $  87          $ 126
                                                                                    ============   ============   ============

5.  Deferred Policy Acquisition Costs

The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                        2000           1999           1998

Balance, beginning of year                                                               $ 1,159          $ 921          $ 903
Capitalization of acquisition costs                                                          146            130            133
Amortization                                                                                (48)           (66)          (101)
Change in unrealized investment gains                                                       (76)            174           (14)
                                                                                     ------------   ------------   ------------

Balance, end of year                                                                     $ 1,181        $ 1,159          $ 921
                                                                                     ============   ============   ============

6.  Separate Account Business

Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  A portion of the contract owner's premium payments are invested by the Society into the
LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable
Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts).  The Society records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company
Act of 1940.  Each Variable Account has seven subaccounts, each of which invests only in a corresponding portfolio of the LB
Series Fund, Inc. (the Fund).  The Fund is a diversified, open-end management investment company.  The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.  The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio.  For the year ended December 31, 2000, 1999 and 1998, advisory fee income of $37, $29 and $24, respectively, is included in the Consolidated Statement of Income.

A fixed account is also included as an investment option for variable annuity contract owners.  Net premiums allocated to the fixed account are invested in the assets of the Society.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Society.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Society.

The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts.  The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                      2000           1999           1998
                                                                          Rate        Charges        Charges       Charges

LB Variable Insurance Account I                                             0.6%          $  1           $  1           $  1
LB Variable Annuity Account I                                               1.1%            44             34             24
LBVIP Variable Insurance Account                                            0.6%             2              1              1
LBVIP Variable Insurance Account II                                         2.3%             -              -              -
LBVIP Variable Annuity Account I                                            1.1%            53             46             40
                                                                                   ------------   ------------   ------------

                                                                                         $ 100          $  82          $  66
                                                                                   ============   ============   ============

Income from these charges is included in the Consolidated Statement of Income.

In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  For the year ended December 31, amounts are as follows:

                                                                                      2000           1999           1998

LB Variable Insurance Account I                                                          $  12          $  10           $  8
LB Variable Annuity Account I                                                                3              3              2
LBVIP Variable Insurance Account                                                            11             11             10
LBVIP Variable Insurance Account II                                                          -              -              -
LBVIP Variable Annuity Account I                                                             1              1              2
                                                                                   ------------   ------------   ------------

                                                                                         $  27          $  25          $  22
                                                                                   ============   ============   ============

7.  Employee Benefit Plans

Pension Plans
Defined Benefit

Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees.  The Society's policy is to fund all defined benefit pension costs using the aggregate level value method.  In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

Components of net pension cost for the year ended December 31 were as follows:

                                                                                            2000         1999         1998

Service cost - benefits earned during the year                                                 $  5         $  5         $  4
Interest cost on projected benefit obligations                                                    9            8            8
Expected return on assets                                                                        (8)          (8)          (8)
                                                                                         -----------  -----------   ----------

Net pension cost                                                                               $  6         $  5         $  4
                                                                                         ===========  ===========   ==========

The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                              2000         1999         1998

Discount rates used to determine expense                                                      7.00%        7.00%        8.00%
Assumed rates of compensation increases                                                       5.00%        5.00%        6.00%
Expected long-term rates of return                                                            7.00%        7.00%        8.00%

The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                         2000         1999

Change in benefit obligation

Projected benefit obligation at beginning of year                                                           $124         $114

Service cost                                                                                                   5            5
Interest cost                                                                                                  9            8
Actuarial loss (gain)                                                                                          7            1
Benefits paid                                                                                                (5)          (4)
                                                                                                      -----------   ----------

Projected benefit obligation at end of year                                                                 $140         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999
Change in plan assets

Fair value of plan assets at beginning of year                                                              $124         $110

Actual return on plan assets                                                                                  15           13
Employer contribution                                                                                          5            5
Benefits paid                                                                                                 (5)          (4)
                                                                                                      -----------   ----------

Fair value of plan assets at end of year                                                                    $139         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999

Funded status

Funded status                                                                                              $ (1)        $  -
Unrecognized actuarial gain                                                                                  (4)          (4)
Unrecognized transition amount                                                                                1            1
                                                                                                      -----------   ----------

Accrued benefit cost                                                                                       $ (4)        $ (3)
                                                                                                      ===========   ==========

Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans.  Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society.  The accrued retirement liability at December 31, 2000 of $143 is included in contract reserves and other liabilities.

The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                         2000         1999

Discount rates used for obligations                                                                        7.00%        7.00%
Assumed rates of compensation increases                                                                    5.00%        5.00%

Defined Contribution

The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents.  As of January 1, 2000, approximately $133 of the defined contribution retirement plans' assets were held by the
Society and the remaining $139 were held in a separate trust.  The accrued retirement liability at December 31, 2000 of $149 is included in contract reserves.  Expenses related to the retirement plan for the years ended December 31, 2000, 1999 and
1998 were $11, $12 and $11, respectively.  Accumulated vested deferred compensation benefits at December 31, 2000 and 1999 total $66 and $61, respectively, and are included in other liabilities.

The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives.  Participants are immediately vested in their contributions plus investment earnings thereon.

Postretirement Benefits Other Than Pensions
The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65.  The Society's obligation for post-retirement medical benefits under the plan is not significant.

8.  Reinsurance

In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts.  As of
December 31, 2000, total life insurance inforce approximated $51 billion, of which approximately $1 billion had been ceded to various reinsurers.  The Society retains a maximum of $2 of coverage per individual life.  Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2000.

Reinsurance contracts do not relieve the Society from its obligations to contractholders.  Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible.  The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2000.

9.  Commitments and Contingencies

Financial Commitments
The Society has commitments to extend credit for mortgage loans and other lines of credit of $104 and $90 at December 31,
2000 and 1999, respectively.  Commitments to purchase other invested assets were $117 and $58 at December 31, 2000 and 1999, respectively.

10. Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Fixed Income Securities:  Fair values for fixed income securities are based on quoted market prices, where available.  For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Equity Securities:  Fair values for equity securities are based on quoted market prices, where available.  For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Mortgage Loans:  The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Loans to Contractholders:  The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents, Short-Term Investments:  The carrying amounts for these assets approximate the assets' fair values.

Separate Account Assets and Liabilities:  The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Other Financial Instruments Recorded as Assets:  The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

Investment Contract Liabilities:  The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability.  The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

Other Deposit Liabilities:  The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

Other Financial Instruments Recorded as Liabilities:  The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as assets
    Fixed income securities                                            $ 7,374         $ 7,374         $ 6,975         $ 6,975
    Equity securities                                                      722             722             893             893
    Mortgage loans:
       Residential and commercial                                        1,865           2,007           1,746           1,763
       Loans to Lutheran churches                                          371             376             356             339
    Loans to contractholders                                               748             748             721             721
    Cash and cash equivalents                                              749             749           1,001           1,001
    Short-term investments                                                 290             290             208             208
    Separate account assets                                              8,842           8,842           9,059           9,059
    Other financial instruments recorded
          as assets                                                         85              85              46              46

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as liabilities
    Investment contracts:
       Deferred annuities                                              $ 2,465         $ 2,427         $ 2,624         $ 2,578
       Supplementary contracts and immediate
            annuities                                                      433             433             387             387
    Other deposit liabilities:
       Dividend accumulations                                               35              35              34              34
       Premium deposit funds                                                 1               1               2               2
    Separate account liabilities                                         8,842           8,842           9,059           9,059
    Other financial instruments recorded as
          liabilities                                                       79              79              38              38

11. Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP).  The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income and members'
equity on a GAAP basis.

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Net change in statutory surplus                                                                       $   (59)         $  136
Change in asset valuation reserves                                                                        (45)             34
                                                                                                       ------          ------
       Net change in statutory surplus and asset valuation reserves                                      (104)            170

Adjustments:
    Future contract benefits and contractholders' account balances                                         56              (3)
    Deferred acquisition costs                                                                             98              64
    Investment gains (losses)                                                                              33            (111)
    Other, net                                                                                             45              27
                                                                                                       ------          ------
Consolidated net income                                                                                $  128          $  147
                                                                                                       ======          ======

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Statutory surplus                                                                                     $ 1,218         $ 1,277
Asset valuation reserves                                                                                  248             293
                                                                                                      -------         -------
       Statutory surplus and asset valuation reserves                                                   1,466           1,570

Adjustments:
    Future contract benefits and contractholders' account balances                                       (388)           (467)
    Deferred acquisition costs                                                                          1,181           1,159
    Interest maintenance reserves                                                                          78             143
    Valuation of investments                                                                              (43)           (263)
    Dividend liability                                                                                    117             111
    Other, net                                                                                             41              51
                                                                                                      -------         -------

Consolidated members' equity                                                                          $ 2,452         $ 2,304
                                                                                                      =======         =======

The Society files statutory-basis financial statements with state insurance departments in all states in which the Society is licensed.  On January 1, 2001, significant changes to the statutory basis of accounting became effective.  The cumulative effect of these changes will be recorded as a direct adjustment to statutory surplus in the first quarter of 2001.  The effect of adoption is expected to be minor and the Society expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

12. Supplementary Financial Data

Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at
December 31, 2000 and 1999.  This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                          December 31,
                                                                                                     2000              1999

Invested and other admitted assets                                                                 $ 12,260          $ 12,627
Assets held in separate accounts                                                                      4,165             3,932
                                                                                                   --------          --------
       Total assets                                                                                $ 16,425          $ 16,559
                                                                                                   ========          ========
Contract reserves                                                                                   $ 9,903           $ 9,529
Liabilities related to separate accounts                                                              4,031             3,790
Other liabilities and asset reserves                                                                  1,273             1,963
                                                                                                   --------          --------
       Total liabilities and asset reserves                                                          15,207            15,282
                                                                                                   --------          --------
Unassigned surplus                                                                                    1,218             1,277
                                                                                                   --------          --------
       Total liabilities, asset reserves and surplus                                               $ 16,425          $ 16,559
                                                                                                   ========          ========

                                                                                                            December 31,
                                                                                                      2000              1999

Savings from operations before net realized capital gains                                            $   32            $   96
Net realized capital gains                                                                               44                80
                                                                                                   --------          --------
       Net savings from operations                                                                       76               176

Total other changes                                                                                    (135)              (40)
                                                                                                   --------          --------
Net change in unassigned surplus                                                                    $   (59)           $  136
                                                                                                   ========          ========

13. Legal Matters

The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business.
Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

PART C. OTHER INFORMATION

Item 24.   Financial Statements and Exhibits
(a)        Financial Statements

           Part A:   None

           Part B:   Financial Statements of Depositor. (7)

                     Financial Statements of AAL Variable Annuity Account I (7)

(b)        Exhibits:

1.         Resolution of the Board of Directors of Depositor authorizing the establishment of AAL Variable Annuity Account I
           ("Registrant").  (2)

2.         Not Applicable.

3.         Form of Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.  (5)

           4.   (a)  Contract.  (3)

           5.   Contract Application Form.  (3)

           6.   (a) Articles of Incorporation (4)
                (b) Bylaws of Depositor.  (6)

           7.   Not Applicable.

           8.   Second Amended and Restated Participation Agreement between the Depositor, the Accounts, and the Fund as of
                January 1, 2002 (3)

           9.   Opinion of Counsel as to the legality of the securities being registered (including written consent).  (7)

           10.  (a)  Consent of Ernst & Young LLP. (7)

                (b)  Consent of PricewaterhouseCoopers LLP. (7)

           11.  Not Applicable.

           12.  Not Applicable.

           13.  Schedules for Computation of Performance Quotations.  (1)

           14.(a)  Power of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Gary J. Greenfield, Robert H.
               Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J.
               Nicholson, Robert B. Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Roger G. Wheeler, Thomas R.
               Zehnder, Lawrence W. Stranghoener, and Randall L. Boushek.  (4)

              (b) Power of Attorney for Adrian M. Tocklin (6)

(1)   Incorporated by reference from Post-Effective Amendment No. 2 to the registration statement of AAL Variable Annuity
      Account I, file no. 33-82054, filed April 29, 1996.
(2)   Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement of AAL Variable Annuity
      Account I, file no. 33-82054, filed April 18, 1997.
(3)   Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of AAL Variable Annuity
      Account I, file no. 33-82054, filed April 26, 2002.
(4)   Incorporated by reference from the initial registration statement on Form N-4 of Thrivent Variable Annuity Account I,
      Registration No. 333-89488, filed on May 31, 2002.
(5)   Incorporated by reference from the Pre-Effective Amendment No. 1 to the registration statement on Form N-4 of Thrivent
      Variable Annuity Account I, file no. 333-89488, filed on April October 1, 2002.
(6)   Incorporated by reference from the initial registration statement on Form N-6 of Thrivent Variable Life Account I, file
      No. 333-103454, filed on February 26, 2003.
(7)   Filed herewith.

Item 25.   Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal                                              Positions and Offices
Business Address                                                with Depositor
------------------                                              ---------------------
John O. Gilbert                                                 Director, Chairman

Bruce J. Nicholson                                              Director, President & CEO

Richard E. Beumer                                               Director
Jacobs Engineering Group, Inc.
501 N. Broadway
St. Louis, MO  63102

Dr. Addie J. Butler                                             Director
Community College of Philadelphia
1700 Spring Garden Street
Philadelphia, PA  19130

Gary J. Greenfield                                              Director
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI  53226

Robert H. Hoffman                                               Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 37208
North Mankato, MN  56002-3728

James M. Hushagen                                               Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Edgewood, WA  98402-4395

Richard C. Kessler                                              Director
The Kessler Enterprise, Inc.
7380 Sand Lake Road, Suite 120
Orlando, FL  32819

Richard C. Lundell                                              Director
7341 Dogwood
Excelsior, MN  55331

John P. McDaniel                                                Director
MedStar Health
5565 Sterrett Place
Columbia, MD  21044

Paul W. Middeke                                                 Director
Lutheran High School Association of St. Louis
5401 Lucas & Harriet Road, Suite 103
St. Louis, MO  63121

Robert B. Peregrine                                             Director
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI  53203-1960

Paul D. Schrage                                                 Director
42237 N. 112th Place
Scottsdale, AZ  85262

Dr. Kurt M. Senske                                              Director
Lutheran Social Services
Cross Park Drive
Austin, TX  78754

Dr. Albert Siu                                                  Director
23 North Gate Road
Mendham, NJ  07945

Adrian M. Tocklin                                               Director
4961 Bacopa Lane
Suite 801
St. Petersburg, FL  33715

Roger G. Wheeler                                                Director
6109 West 104th Street
Bloomington, MN 55438

Rev. Thomas R. Zehnder                                          Director
6308 Chiswick Park
Williamsburg, VA 23188-6368

Lawrence W. Stranghoener                                        Executive Vice President and Chief Financial Officer

Woodrow E. Eno, Esq.                                            Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher                                              Executive Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, WI  54919

Jennifer H. Martin                                              Senior Vice President, Corporate Administration

Pamela J. Moret                                                 Senior Vice President, Marketing and Products

Frederick A. Ohlde                                              Senior Vice President, Fraternal Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

James A. Thomsen                                                Senior Vice President, Field Distribution

Larry A. Robins                                                 Senior Vice President and Chief Information Officer

James H. Abitz                                                  Senior Vice President and Chief Investment Officer

Randall L. Boushek                                              Senior Vice President and Treasurer, Finance

Robert G. Same                                                  Vice President, Compliance

Item 26.   Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except
Thrivent Property & Casualty Insurance Agency, Inc.

                                                                                                                      State of
Thrivent Financial Entities                            Primary Business                                             Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                     Fraternal benefit society offering financial services            Wisconsin
                                                     and products

    Thrivent Financial Holdings, Inc.                Holding Company with no independent operations                   Delaware

         Thrivent Financial Bank                     Federally chartered bank                                      Federal Charter

         Thrivent Investment Management Inc.         Broker-dealer and Investment adviser                             Delaware

         North Meadows Investment Ltd.               Organized for the purpose of holding and investing in            Wisconsin
                                                     real estate

         AAL Service Organization, Inc.              Organized for the purpose of owning bank account                 Wisconsin
                                                     withdrawal authorizations

         Lutheran Brotherhood Variable Insurance     Life insurance company                                           Minnesota
         Products Company

         Thrivent Financial Investor Services Inc.   Transfer agent for The Lutheran Brotherhood Family of          Pennsylvania
                                                     Funds

         Thrivent Property & Casualty Insurance      Auto and homeowners insurance company                            Minnesota
         Agency, Inc.

Item 27.   Number of Contract Owners
           As of March 31, 2003, there were approximately 79, 539 qualified and non-qualified contract owners.

Item 28.   Indemnification

Section 33 of Depositor's Bylaws; Section E, subsection (viii) of Article Seven of the AAL Variable Product Series Fund, Inc.
Articles of Incorporation; Article X of the AAL Variable Product Series Fund, Inc. Bylaws; Section 4.01 of the LB Series Fund,
Inc. First Amended and Restated Bylaws; Section 4.01 of LBVIP's Bylaws; and Section Eight of Thrivent Investment Mgt.'s Articles
of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between AAL Variable Product Series Fund, Inc. and Depositor and
Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the
Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees)
harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter

        (a)     Thrivent Investment Mgt., the principal underwriter for the Contracts, also serves as principal underwriter and investment adviser for The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds.

        (b)     The directors and officers of Thrivent Investment Mgt. are listed below.  Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                               Positions and Offices
Business Address                                                    with Underwriter
---------------------------------------------------------------------------------------------------
John O. Gilbert                                           Director and Chairman

Bruce J. Nicholson                                        Director and President

Jon M. Stellmacher                                        Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0007

Lawrence W. Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                            Director, Senior Vice President and Secretary

Pamela J. Moret                                           Director and Senior Vice President

James A. Thomsen                                          Director and Senior Vice President

James H. Abitz                                            Senior Vice President and Chief Investment
222 West College Ave.                                     Officer
Appleton, Wisconsin 54919-0007

Doug Ahrenstorff                                          Vice President
4321 N. Ballard Road
Appleton, Wisconsin 54919-0007

Craig T. Britton                                          Vice President

David C. Francis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Charles D. Gariboldi                                      Vice President

Michael J. Haglin                                         Vice President

Frederick P. Johnson                                      Vice President

Jeffrey R. Kargus                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Richard J. Kleven                                         Vice President

Katie S. Kloster                                          Vice President

Gwen L. Kuhrt                                             Vice President

Marnie Loomans-Theucks                                    Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Michael J. Mevis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Douglas B. Miller                                         Vice President

Thomas R. Mischka                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin
54919-0001

James E. Nelson                                           Vice President and Assistant Secretary

Brenda J. Pederson                                        Vice President

Reginald L. Pfeifer                                       Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Brian W. Picard                                           Vice President and Deputy Chief Compliance
222 West College Ave.                                     Officer
Appleton, Wisconsin 54919-0007

Richard B.  Ruckdashel                                    Vice President

Robert C. Same                                            Vice President and Chief
222 West College Ave.                                     Compliance Officer
Appleton, Wisconsin
54919-007

Thomas C. Schinke                                         Vice President

Nikki L. Sorum                                            Vice President

Bryan K. Stoltenberg                                      Vice President

Terry W. Timm                                             Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

David L. Westmark                                         Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Anita J.T. Young                                          Vice President

Brett L. Agnew                                            Assistant Secretary

Marlene J. Nogle                                          Assistant Secretary

John C. Bjork                                             Assistant Secretary

Peter E. Schifsky                                         Assistant Secretary

(c)        Not Applicable.

Item 30.   Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis,
Minnesota, 55415, 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54919.

Item 31.   Services

Not Applicable.

Item 32.   Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the
Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts.  In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the
requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the  flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of  the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of
Minneapolis and State of Minnesota on this 28th day of April 2003.

                                                              AAL VARIABLE ANNUITY ACCOUNT I
                                                              (Registrant)
                                                     By:      Thrivent Financial for Lutherans
                                                              (Depositor, on behalf of itself and Registrant)

                                                     By:                                 *
                                                              ---------------------------------------------------------
                                                              Bruce J. Nicholson
                                                              President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April 2003:

                                                     By:      Thrivent Financial for Lutherans
                                                              (Depositor)

                                                     By:                                 *
                                                              ---------------------------------------------------------
                                                              Bruce J. Nicholson
                                                              President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 28th day of April 2003 by the following directors and officers of Depositor in the capacities indicated:

                         *                                    President and Chief Executive Officer
----------------------------------------------------
Bruce J. Nicholson                                            (Principal Executive Officer)

                         *                                    Executive Vice President and Chief Financial Officer
----------------------------------------------------
Lawrence W. Stranghoener                                      (Principal  Financial Officer)

                         *                                    Senior Vice President and Treasurer, Finance
----------------------------------------------------
Randall L. Boushek                                            (Principal Accounting Officer)

A majority of the Board of Directors:*

Richard E. Beumer                               Richard C. Kessler                            Dr. Kurt M. Senske
Dr. Addie J. Butler                             Richard C. Lundell                            Dr. Albert Siu
John O. Gilbert                                 John P. McDaniel                              Adrian M. Tocklin
Gary J. Greenfield                              Paul W. Middeke                               Roger B. Wheeler
Robert H. Hoffman                               Robert B. Peregrine                           Rev. Thomas R. Zehnder
James M. Hushagen                               Paul D. Schrage

*John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John C. Bjork
---------------------------------------------------
John C. Bjork
Attorney-in-Fact

                                                    AAL VARIABLE ANNUITY ACCOUNT I

                                                         INDEX TO EXHIBITS

           The exhibits below represent only those exhibits that are newly filed with this Registration Statement.  See Item 24(b)
of Part C for exhibits not listed below.

Exhibit Number   Name of Exhibit
--------------   ---------------
       9         Opinion of Counsel as to the legality of the securities being registered (including written consent)
     10(a)       Consent of Independent Auditors - Ernst & Young LLP
     10(b)       Consent of Independent Accountants - PricewaterhouseCoopers LLC